UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock MuniVest

            Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2020

Municipal Market Conditions

Municipal bonds posted modestly positive total returns amid a bifurcated market narrative in which rallying interest rates and favorable technicals drove strong performance early in the period before sentiment changed as implications of the coronavirus pandemic materialized. During the month of March, municipal bonds experienced volatility that was worse than during the height of the global financial crisis, as performance plummeted -10.87% during a two-week period before rebounding on aggressive valuation-based buying (For comparison, the -11.86% correction in 2008 spanned more than a month.) Performance continued to be hindered in April by the negative fundamental impacts of the prolonged economic shutdown, despite numerous stimulus efforts by the Fed.

Technical support waned during the period as a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended April 30, 2020, municipal bond funds experienced net inflows totaling $38 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was elevated from a historical perspective at $417 billion but slowed materially as market liquidity became constrained amid a flight to quality spurred by the pandemic.	S&P Municipal Bond Index
Total Returns as of April 30, 2020
6 months: (1.26)%
12 months: 2.21%

A Closer Look at Yields

From April 30, 2019 to April 30, 2020, yields on AAA-rated 30-year municipal bonds decreased by 27 basis points (“bps”) from 2.55% to 2.28%, while ten-year rates decreased by 40 bps from 1.86% to 1.46% and five-year rates decreased by 54 bps from 1.63% to 1.09% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 39 bps, on par with the 41 bps of steepening in the comparable U.S. Treasury curve.

During the same time period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been broadly stretched since the passage of tax reform, reset to levels not seen since 2008. This has resulted in increased participation from crossover investors in a market that has mainly been driven by retail over the past few years.

Financial Conditions of Municipal Issuers

The coronavirus pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. Ongoing stability is expected in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (such as safety net hospitals, mass transit and airports) with limited resources will require funding from the states and broader municipalities they serve. We anticipate that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from double-A to a still-strong single-A rating. As a result, we advocate careful credit selection and anticipate increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of April 30, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk, including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence each Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of April 30, 2020	BlackRock MuniAssets Fund, Inc.

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2020 ($12.48)(a)	5.05%
Tax Equivalent Yield(b)	8.53%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Leverage as of April 30, 2020(d)	13%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUA(a)(b)	(12.80)%	(5.03)%
Lipper High Yield Municipal Debt Funds(c)	(7.86)	(3.91)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain. High-yield municipal bonds lagged the investment-grade space by a considerable margin, as investors gravitated to areas with the lowest credit risk.

Prior to the March downturn, the Fund benefited from its investments in longer-dated securities with maturities of 20 years and above. Holdings in below investment grade and unrated securities also aided performance in this time, as did positions in the tobacco, tax-backed and health care sectors. Once the market turned lower, these same factors detracted from results and were the primary reason for the Fund’s negative return for the full period.

The Fund’s use of U.S. Treasury futures to manage interest rate risk also proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

The Fund was positioned somewhat defensively at the end of April, albeit less so than earlier in the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$12.48	$14.98	(16.69)%	$16.32	$9.63
Net Asset Value	12.83	14.14	(9.26)	14.81	12.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
County/City/Special District/School District	19%	18%
Transportation	17	18
Utilities	15	13
Tobacco	14	15
Health	11	17
Education	10	8
State	6	3
Corporate	5	4
Housing	3	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	15%
2021	18
2022	7
2023	12
2024	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AA/Aa	20%	19%
A	8	10
BBB/Baa	15	19
BB/Ba	11	8
B	7	11
CC/Ca	3	3
N/R(b)	36	30

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of April 30, 2020	BlackRock MuniEnhanced Fund, Inc.

Investment Objective

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds that are rated investment grade quality or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2020 ($10.17)(a)	4.60%
Tax Equivalent Yield(b)	7.77%
Current Monthly Distribution per Common Share(c)	$0.0390
Current Annualized Distribution per Common Share(c)	$0.4680
Leverage as of April 30, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0430 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MEN(a)(b)	(0.88)%	(1.65)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

Positions in lower-rated securities also detracted, as this market segment underperformed by a wide margin at a time of heightened uncertainty. Lower-quality states such as Illinois and New Jersey were especially notable laggards. Both are facing a likely reduction in tax revenues due to the stay-at-home orders and business closures that resulted from the coronavirus pandemic.

Portfolio income contributed to performance. Positions in higher-rated securities and issuers that focus on essential services also helped Fund returns, particularly during the market turmoil in March.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$10.17	$10.71	(5.04)%	$12.20	$7.82
Net Asset Value	11.08	11.76	(5.78)	12.80	9.97

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
Transportation	25%	24%
State	16	15
County/City/Special District/School District	16	15
Health	16	16
Utilities	9	11
Education	7	7
Housing	6	6
Tobacco	3	2
Corporate	2	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	1%
2021	10
2022	9
2023	7
2024	10

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20		04/30/19
AAA/Aaa	6%		6%
AA/Aa	44		46
A	29		28
BBB/Baa	13		14
BB/Ba	1		2
B	—	(b)	—
N/R(c)	7		4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Rounds to less than 1%.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of April 30, 2020	BlackRock MuniHoldings Fund, Inc.

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2020 ($13.91)(a)	5.22%
Tax Equivalent Yield(b)	8.82%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of April 30, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MHD(a)(b)	(8.52)%	(4.02)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

Prior to the March downturn, the Fund benefited from its investments in longer-dated securities with maturities of 20 years and above. Holdings in bonds on the lower end of the investment-grade spectrum (A and BBB) also aided performance in this time, as did positions in the tax-backed, transportation and health care sectors. Once the market turned lower, these same factors detracted from results and were the primary reason for the Fund’s negative return for the full period.

The Fund’s use of U.S. Treasury futures to manage interest rate risk also proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

On the positive side, the Fund’s holdings in AAA and AA rated debt performed better in the sell-off compared to other areas of the market.

The investment adviser increased the Fund’s duration, thereby moving away from the more defensive posture it held for the majority of the period. This change reflected the investment adviser’s belief that yields had fallen to low levels that indicated little additional upside potential from rate movements.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$13.91	$15.92	(12.63)%	$17.82	$11.87
Net Asset Value	15.18	16.56	(8.33)	17.81	13.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
Transportation	26%	25%
Utilities	17	14
Health	15	16
County/City/Special District/School District	13	13
State	10	10
Tobacco	7	7
Education	7	8
Corporate	4	6
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	11%
2021	12
2022	10
2023	6
2024	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	5%	4%
AA/Aa	34	39
A	26	22
BBB/Baa	16	15
BB/Ba	6	3
B/B	3	5
N/R(b)	10	12

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of April 30, 2020	BlackRock MuniHoldings Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2020 ($13.31)(a)	5.09%
Tax Equivalent Yield(b)	8.60%
Current Monthly Distribution per Common Share(c)	$0.0565
Current Annualized Distribution per Common Share(c)	$0.6780
Leverage as of April 30, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0585 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUH(a)(b)	(7.38)%	(2.93)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

Positions in lower-rated securities also detracted, as this market segment underperformed by a wide margin at a time of heightened uncertainty. Lower-quality states such as Illinois and New Jersey were especially notable laggards. Both are facing a likely reduction in tax revenues due to the stay-at-home orders and business closures that resulted from the coronavirus pandemic.

Portfolio income contributed to performance. Positions in higher-rated securities and issuers that focus on essential services also helped Fund returns, particularly during the market turmoil in March.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$13.31	$15.05	(11.56)%	$16.65	$9.92
Net Asset Value	14.20	15.32	(7.31)	16.61	12.89

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
Transportation	23%	22%
Health	17	17
County/City/Special District/School District	14	16
State	11	11
Utilities	11	12
Housing	8	7
Tobacco	6	6
Corporate	6	4
Education	4	5

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	9%
2021	11
2022	7
2023	6
2024	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	5%	4%
AA/Aa	39	41
A	21	22
BBB/Baa	15	15
BB/Ba	5	2
B/B	2	4
CC	—	1
N/R(b)	13	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of April 30, 2020	BlackRock MuniHoldings Quality Fund, Inc.

Investment Objective

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser at the time of investment, with remaining maturities of one year or more at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2020 ($11.44)(a)	4.67%
Tax Equivalent Yield(b)	7.89%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of April 30, 2020(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0505 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUS(a)(b)	(0.59)%	(1.97)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined as a result of investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage, while augmenting income, also weighed on the Fund’s results at a time of falling bond prices.

Allocations to the health care and education sectors, which were disproportionately hurt by uncertainty surrounding the potential impact of the coronavirus pandemic, detracted. Positions in the tax-backed state sector also detracted as lower-rated issuers such as Illinois, New Jersey and Puerto Rico underperformed.

On the positive side, higher-quality investments performed well late in the period as investors sought relative safety amid volatile market conditions. In this environment, pre-refunded bonds generated the best returns. The transportation and utilities sectors also had a positive impact on Fund performance for the full period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$11.44	$12.01	(4.75)%	$13.29	$9.21
Net Asset Value	12.69	13.51	(6.07)	14.45	11.69

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
Transportation	33%	34%
County/City/Special District/School District	18	20
State	16	13
Health	10	8
Utilities	10	11
Education	8	9
Tobacco	2	2
Housing	2	2
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	2%
2021	17
2022	2
2023	18
2024	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	4%	3%
AA/Aa	41	48
A	34	32
BBB/Baa	11	11
BB//Ba	1	—
N/R(b)	9	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and less than 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Fund Summary as of April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2020 ($13.13)(a)	4.07%
Tax Equivalent Yield(b)	6.88%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of April 30, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0525 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUI(a)(b)	(1.56)%	(1.41)%
Lipper Intermediate Municipal Debt Funds(c)	0.98	(0.59)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined as a result of investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage, while augmenting income, also weighed on the Fund’s results at a time of falling bond prices.

The portfolio’s allocation to BBB issues and lower-rated securities detracted from Fund performance. Yield spreads on lower-quality issues widened (significantly in some cases) as the market began to price in the uncertainties around the fundamental impact of the coronavirus pandemic.

Positions in the state tax-backed sector further detracted as lower-rated issuers such as Illinois, New Jersey and Puerto Rico underperformed.

Portfolio income contributed to performance. Positions in higher-rated securities (those rated A and above) also helped Fund returns. This segment included more seasoned portfolio positions, highlighted by pre-refunded securities and holdings in the transportation and local tax-backed sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$13.13	$13.85	(5.20)%	$14.93	$10.46
Net Asset Value	14.62	15.40	(5.06)	16.40	13.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
Transportation	29%	30%
County/City/Special District/School District	14	15
State	14	12
Education	13	12
Utilities	11	10
Health	10	13
Tobacco	5	4
Corporate	2	2
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	5%
2021	15
2022	5
2023	16
2024	12

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20		04/30/19
AAA/Aaa	4%		5%
AA/Aa	31		33
A	36		35
BBB/Baa	15		17
BB/Ba	5		2
B	—	(b)	2
N/R(c)	9		6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Rounds to less than 1%.
(c)

The investment adviser evaluates the credit quality of unrated Investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	17

Fund Summary as of April 30, 2020	BlackRock MuniVest Fund II, Inc.

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2020 ($12.55)(a)	5.31%
Tax Equivalent Yield(b)	8.97%
Current Monthly Distribution per Common Share(c)	$0.0555
Current Annualized Distribution per Common Share(c)	$0.6660
Leverage as of April 30, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MVT(a)(b)	(8.02)%	(4.21)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

Prior to the March downturn, the Fund benefited from its investments in longer-dated securities with maturities of 20 years and above. Holdings in bonds on the lower end of the investment-grade spectrum (A and BBB) also aided performance in this time, as did positions in the tax-backed, transportation and health care sectors. Once the market turned lower, these same factors detracted from results and were the primary reason for the Fund’s negative return for the full period.

The Fund’s use of U.S. Treasury futures to manage interest rate risk also proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

On the positive side, the Fund’s holdings in AAA and AA rated debt performed better in the sell-off compared to other areas of the market.

The investment adviser increased the Fund’s duration, thereby moving away from the more defensive posture it held for the majority of the period. This change reflected the investment adviser’s belief that yields had fallen to low levels that indicated little additional upside potential from rate movements.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$12.55	$14.29	(12.18)%	$15.71	$9.69
Net Asset Value	13.60	14.87	(8.54)	15.98	12.49

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector Allocation	04/30/20	04/30/19
Transportation	23%	24%
Health	16	18
Utilities	16	14
County/City/Special District/School District	14	13
Tobacco	9	7
State	9	9
Education	7	8
Corporate	5	6
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	10%
2021	11
2022	9
2023	7
2024	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	4%	4%
AA/Aa	32	34
A	24	25
BBB/Baa	18	19
BB/Ba	7	3
B	2	4
CC/Ca	1	—
C	—	1
N/R(b)	12	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	19

Schedule of Investments April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 88.4%

Alabama — 1.1%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$3,745	$4,220,390
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(a):
4.50%, 05/01/32	380	349,475
5.25%, 05/01/44	485	465,217

		5,035,082

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23	180	180,178
5.00%, 06/01/46	2,790	2,732,973

		2,913,151

Arizona — 2.9%
Arizona IDA, RB(a):
Arizona Charter Schools Project, 7.10%, 01/01/55	1,790	1,517,723
Christian University Project, Series A, 5.63%, 10/01/49	290	226,470
Doral Academy of Nevada — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/39	520	479,034
Lone Mountain Campus Project, Series A, 5.00%, 12/15/39	250	226,030
Arizona IDA, Refunding RB, Series A(a):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	960	899,712
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	1,775	1,570,325
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A(a):
6.50%, 07/01/34	570	596,306
6.75%, 07/01/44	1,000	1,042,370
City of Phoenix Arizona IDA, Refunding RB(a):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	305	287,112
Basis Schools, Inc. Projects, 5.00%, 07/01/45	1,170	1,024,744
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	260	244,751
Legacy Traditional School Projects, 5.00%, 07/01/35	320	303,258
Legacy Traditional School Projects, 5.00%, 07/01/45	255	231,420
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48(a)	875	751,354
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	2,036,083
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(a)	665	589,755
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(a)	1,765	1,594,007

		13,620,454

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	2,815	2,403,869

California — 4.6%
California Municipal Finance Authority, RB, Urban Discovery Academy Project(a):
5.50%, 08/01/34	315	281,260
6.00%, 08/01/44	665	589,675
6.13%, 08/01/49	580	513,787
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 07/01/48	1,570	1,648,265
Value Schools, 6.65%, 07/01/33	435	456,089
Value Schools, 6.90%, 07/01/43	975	1,016,681
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center(a):
5.25%, 12/01/38	580	595,956
Series A, 5.00%, 12/01/46	725	709,318

Security	Par (000)	Value

California (continued)
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 05/01/43	$1,650	$1,650,066
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(a)(b):
0.00%, 08/01/26	1,250	933,525
0.00%, 08/01/43	1,500	368,220
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	900	940,563
6.50%, 05/01/42	2,220	2,315,105
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	3,600	3,599,964
5.60%, 06/01/36	1,285	1,284,987
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,885	3,039,348
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.25%, 06/01/47	610	610,799
Series A-2, 5.00%, 06/01/47	790	770,708

		21,324,316

Colorado — 1.6%
9th Avenue Metropolitan District No. 2, GO, 5.00%, 12/01/48	910	791,554
Arista Metropolitan District, GO, Refunding, Series A, 5.00%, 12/01/38	1,240	1,157,156
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	575	479,067
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	681,984
Copperleaf Metropolitan District No. 2, GO, Subordinate, 5.00%, 12/15/49	510	462,687
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	500	414,640
Palisade Metropolitan District No. 2, GO, Subordinate, 7.25%, 12/15/49	1,211	972,070
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	716,976
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	1,500	1,504,560
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1, 5.00%, 12/01/47	410	410,021

		7,590,715

Connecticut — 0.9%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	1,395	1,214,110
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(a)	967	999,637
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(a)	1,835	1,897,372

		4,111,119

Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,000	1,011,490
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,495	4,495,944

		5,507,434

District of Columbia — 0.3%
District of Columbia Tobacco Settlement Financing Corp., RB, Asset-Backed, 0.00%, 06/15/46(b)	7,810	1,314,189

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 9.7%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	$1,380	$1,365,565
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	1,495	1,338,787
Capital Trust Agency, Inc., RB, Series A:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/44(c)(d)	515	298,700
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/49(c)(d)	1,105	640,900
Paragon Academy of Technology and Sunshine, 5.75%, 06/01/54(a)	940	779,138
Silver Creek St. Augustine Project, 5.75%, 01/01/50(c)(d)	655	641,900
County of Charlotte Florida IDA, RB, Town & Country Utilities Project, AMT(a):
5.00%, 10/01/34	245	233,872
5.00%, 10/01/49	1,170	1,009,722
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44(a)(c)(d)	630	453,747
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	915	947,711
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(b):
0.00%, 10/01/50	730	205,524
0.00%, 10/01/51	875	235,112
0.00%, 10/01/52	875	223,965
0.00%, 10/01/53	2,325	566,626
0.00%, 10/01/54	875	203,052
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	500	522,945
County of Seminole Industrial Development Authority, Refunding RB, Legacy Pointe at UCF Project:
5.50%, 11/15/49	1,235	909,553
5.75%, 11/15/54	985	735,618
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	690	695,299
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	839,267
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,180	3,120,248
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(e)	1,550	1,549,287
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48(a)	1,115	865,430
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,715	1,579,807
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29(a)	395	395,083
Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39(a)	400	423,100
Lakewood Centre & NW Sector Projects, 5.65%, 05/01/48(a)	665	702,154
Northeast Sector Project - Phase 1B, 4.75%, 05/01/29	565	558,435
Northeast Sector Project - Phase 1B, 5.30%, 05/01/39	645	672,883
Northeast Sector Project - Phase 1B, 5.45%, 05/01/48	1,150	1,197,667
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	1,485	1,544,014
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 05/01/21	54	53,929
4.25%, 05/01/26	135	136,472
5.13%, 05/01/46	820	736,171

Security	Par (000)	Value

Florida (continued)
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(f)	$4,550	$4,951,173
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 05/01/37	845	819,963
Series B, 5.00%, 05/01/37	495	480,333
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(c)(d)	3,545	2,836,366
Tolomato Community Development District, Refunding, Special Assessment Bonds(g):
Convertible CAB, Series A4, 6.61%, 05/01/40	305	250,524
Series 2015-2, 6.61%, 05/01/40	805	459,832
Tolomato Community Development District(c)(d):
Series 1, 6.61%, 05/01/40(g)	1,305	976,975
Series 3, 6.61%, 05/01/40	875	9
Series 3, 6.65%, 05/01/40	710	7
Trout Creek Community Development District, Special Assessment Bonds:
5.38%, 05/01/38	430	438,544
5.50%, 05/01/49	1,105	1,120,105
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 05/01/31	1,395	1,424,086
7.00%, 05/01/41	2,290	2,334,174
5.50%, 05/01/42	1,125	1,135,586
West Villages Improvement District, Special Assessment Bonds:
4.75%, 05/01/39	455	416,284
5.00%, 05/01/50	940	825,555

		44,851,199

Georgia — 1.5%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	3,365	3,387,243
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	560	638,042
5.00%, 05/15/36	560	635,863
5.00%, 05/15/37	615	701,039
5.00%, 05/15/38	340	385,002
5.00%, 05/15/49	1,130	1,312,099

		7,059,288

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Hayden Canyon Charter School Project, 6.95%, 06/15/55(a)	580	510,800

Illinois — 4.8%
Chicago Board of Education, GO, Series C:
Series H, 5.00%, 12/01/46	720	622,742
Project, 5.25%, 12/01/35	1,655	1,639,393
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/31	1,000	994,220
Dedicated Revenues, Series G, 5.00%, 12/01/44	2,150	1,881,551
Series B, 4.00%, 12/01/35	745	652,642
5.00%, 12/01/25	725	739,971
Chicago Board of Education, GO, Dedicated Revenues, Series D:
Series A, 5.00%, 12/01/42	1,020	905,536
5.00%, 12/01/46	600	540,066
5.00%, 12/01/46	1,555	1,344,951
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	1,260	1,290,744
Illinois Finance Authority, Refunding RB:
Primary Health Care Centers Program, 6.60%, 07/01/24	670	670,114

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	$365	$375,238
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	860	872,281
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/52(b)	1,880	258,594
Bonds, 0.00%, 12/15/56(b)	5,005	541,791
Bonds, 5.00%, 06/15/57	1,020	908,331
5.50%, 06/15/53	2,370	2,304,280
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50	1,570	1,307,355
Bonds, Series B, 0.00%, 12/15/54(b)	19,665	2,412,109
State of Illinois, GO, Series A, 5.00%, 01/01/33	740	688,037
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 03/01/34	1,517	1,517,349

		22,467,295

Indiana — 2.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	825	863,247
7.00%, 01/01/44	2,000	2,095,800
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(a)	2,035	2,036,384
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	290	286,688
6.75%, 01/15/43	525	502,572
6.88%, 01/15/52	2,450	2,317,920
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	470	481,012
5.00%, 07/01/48	1,555	1,596,052
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	1,190	1,056,161

		11,235,836

Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	2,085	1,987,964
Midwestern Disaster Area, 5.25%, 12/01/25	150	149,261
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 06/01/34	795	795,127
Series C, 5.38%, 06/01/38	4,900	4,905,292

		7,837,644

Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 07/01/49	4,000	4,114,800

Louisiana — 2.3%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(a)	2,415	1,993,003
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, S/F Housing, University of Louisiana Monroe Project, 5.00%, 07/01/54(a)	930	799,270
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 05/01/21(f)	1,745	1,847,013
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35	5,570	5,905,481

		10,544,767

Security	Par (000)	Value

Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	$2,955	$3,026,481

Maryland — 1.7%
County of Frederick Maryland, Tax Allocation Bonds, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	2,825	2,349,807
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	3,085	3,102,800
Maryland Health & Higher Educational Facilities Authority, RB, Legends Charter School Project, 7.00%, 03/01/55(a)	3,010	2,349,787

		7,802,394

Michigan — 1.5%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	343,168
City of Detroit Michigan, GO:
5.00%, 04/01/34	285	284,202
5.00%, 04/01/35	285	283,860
5.00%, 04/01/36	200	198,748
5.00%, 04/01/37	320	317,424
5.00%, 04/01/38	145	143,480
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,785	2,957,308
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	415	425,861
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	920	955,558
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	1,200	1,208,412

		7,118,021

Minnesota — 0.4%
City of Minneapolis Minnesota, RB, Kipp North Star Project, Series A, 5.75%, 07/01/55	1,480	1,381,121
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	195	190,525
6.00%, 09/01/51	290	288,016

		1,859,662

Missouri — 0.3%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	685	644,455
4.75%, 11/15/47	760	687,724

		1,332,179

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	1,015	909,937
Series C, AMT, 4.88%, 11/01/42	485	438,426
New Hampshire Business Finance Authority, RB, The Vista Project, Series A(a):
5.25%, 07/01/39	400	329,508
5.63%, 07/01/46	270	217,717

		1,895,588

New Jersey — 4.9%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	1,065	1,024,850
5.25%, 11/01/44	770	715,807

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	$1,150	$1,152,737
New Jersey EDA, RB:
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(a)	1,675	1,251,192
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	2,155	2,191,010
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,065	2,119,371
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	165	167,787
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	260	259,485
State House Project, Series B, Remark 10, 5.00%, 06/15/43	2,245	2,177,874
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,605,368
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 08/01/49(a)	500	439,695
New Jersey Transportation Trust Fund Authority, RB, Transportation Program:
Bonds, Series S, 5.25%, 06/15/43	2,345	2,350,136
Series AA, 5.25%, 06/15/41	1,140	1,142,588
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,970	6,001,760

		22,599,660

New Mexico — 0.7%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	2,970	3,094,443

New York — 5.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	5,300	5,286,750
5.00%, 06/01/42	3,155	3,053,283
5.00%, 06/01/45	1,185	1,114,990
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B:
5.00%, 06/01/45	2,655	2,440,449
5.00%, 06/01/51	1,900	1,660,087
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,261	1,326,003
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	2,890	2,641,720
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(a):
Class 1, 5.00%, 11/15/44	4,705	4,336,552
Class 2, 5.15%, 11/15/34	455	436,136
Class 2, 5.38%, 11/15/40	1,080	1,061,780
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,364,040
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(h)	1,435	1,513,078

		26,234,868

North Carolina — 0.6%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A,7.75%, 03/01/21(f):	2,420	2,557,248

Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	12,485	11,045,230

Security	Par (000)	Value

Ohio (continued)
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46	$875	$784,595
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	840	763,173

		12,592,998

Oklahoma — 1.4%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	750	738,367
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	2,990	3,040,770
5.25%, 08/15/43	2,690	2,767,284

		6,546,421

Oregon — 0.5%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,663,424
Oregon State Facilities Authority, RB, Howard Street Charter School Project, Series A(a):
5.00%, 06/15/29	120	115,758
5.00%, 06/15/39	565	480,838

		2,260,020

Pennsylvania — 1.9%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,195,255
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	1,800	1,589,184
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	1,135	986,860
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	1,855	1,762,472
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,325,505

		8,859,276

Puerto Rico — 10.2%
Children's Trust Fund, RB, Asset-Backed Bonds(b):
Series A, 0.00%, 05/15/57	23,995	1,117,927
Series B, 0.00%, 05/15/57	24,385	610,357
Children's Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	850	837,335
Commonwealth of Puerto Rico, GO(c)(d):
Public Improvement, Series A, 5.25%, 07/01/22	145	96,052
Public Improvement, Series A, 5.13%, 07/01/31	515	341,150
Public Improvements, Series A, 5.25%, 07/01/26	50	33,121
Commonwealth of Puerto Rico, GO, Refunding(c)(d):
Public Improvement, 5.00%, 07/01/18	90	57,917
Public Improvement, Series A, 5.50%, 07/01/39	1,265	791,890
Public Improvement, Series A, 5.00%, 07/01/41	735	430,794
Public Improvements, Series A, 6.50%, 07/01/40	1,110	757,335
Public Improvements, Series A, 5.75%, 07/01/41	165	92,888
Public Improvements, Series B, 6.00%, 07/01/39	110	75,051
Series A, 8.00%, 07/01/35	3,355	1,916,544
Commonwealth of Puerto Rico, GO, Series A(c)(d):
5.38%, 07/01/33	500	331,214
6.00%, 07/01/38	750	511,713
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	170	161,474
5.13%, 07/01/37	200	188,838

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
5.75%, 07/01/37	$3,355	$3,338,728
5.25%, 07/01/42	670	629,787
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	4,290	4,254,479
Puerto Rico Electric Power Authority, 1.00%, 01/01/21(c)(d)(i)	90	58,319
Puerto Rico Electric Power Authority, RB(c)(d):
Series A, 7.00%, 07/01/33	3,295	2,182,344
Series A, 7.00%, 07/01/43	375	248,370
Series A, 5.00%, 07/01/29	660	394,079
Series A, 6.75%, 07/01/36	1,140	755,045
Series A, 5.00%, 07/01/42	1,315	785,172
Series A-3, 10.00%, 07/01/19	323	274,978
Series B-3, 10.00%, 07/01/19	323	274,978
Series C-1, 5.40%, 01/01/18	887	576,844
Series C-2, 5.40%, 07/01/18	888	576,938
Series C-4, 5.40%, 07/01/20	90	58,319
Series CCC, 5.25%, 07/01/26	260	155,243
Series CCC, 5.25%, 07/01/28	145	86,578
Series TT, 5.00%, 07/01/25	100	59,709
Series TT, 5.00%, 07/01/26	225	134,345
Series TT, 5.00%, 07/01/32	190	113,447
Series WW, 5.50%, 07/01/19	200	119,967
Series WW, 5.25%, 07/01/33	120	71,651
Series WW, 5.50%, 07/01/38	205	122,403
Series WW, 5.50%, 07/01/49	1,320	791,781
Series XX, 5.25%, 07/01/27	110	65,680
Series XX, 5.25%, 07/01/35	60	35,825
Series XX, 5.75%, 07/01/36	85	50,753
Series XX, 5.25%, 07/01/40	1,020	609,031
Puerto Rico Electric Power Authority, Refunding RB(c)(d):
Series AAA, 5.25%, 07/01/22	2,545	1,519,592
Series AAA, 5.25%, 07/01/29	95	56,723
Series UU, 1.00%, 07/01/19(e)	115	74,750
Series UU, 1.00%, 07/01/20(e)	495	287,016
Series UU, 1.66%, 07/01/31(i)	580	336,301
Series ZZ, 5.25%, 07/01/19	455	272,924
Series ZZ, 5.25%, 07/01/21	50	29,854
Series ZZ, 5.25%, 07/01/24	345	205,996
Series ZZ, 5.25%, 07/01/26	40	23,884
Series ZZ, 5.00%, 07/01/49	145	86,976
Puerto Rico Public Buildings Authority, Refunding RB(c)(d):
Government Facilities, Series F (GTD), 5.25%, 07/01/24	235	193,875
Series M, 10.00%, 07/01/34	155	141,717
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(b)	1,570	1,345,882
CAB, Series A-1, 0.00%, 07/01/29(b)	200	136,754
CAB, Series A-1, 0.00%, 07/01/31(b)	239	148,751
CAB, Series A-1, 0.00%, 07/01/33(b)	337	188,969
CAB, Series A-1, 0.00%, 07/01/46(b)	12,738	2,929,230
CAB, Series A-1, 0.00%, 07/01/51(b)	6,509	1,133,477
Series A-1, 4.75%, 07/01/53	2,453	2,209,736
Series A-1, 5.00%, 07/01/58	5,234	4,888,661
Series A-2, 4.33%, 07/01/40	1,729	1,544,170
Series A-2, 4.78%, 07/01/58	2,080	1,872,395
Series A-2, 4.54%, 07/01/53	21	18,213
Series B-1, 4.55%, 07/01/40	2,402	2,205,516
Series B-1, 0.00%, 07/01/46(b)	883	204,909

		47,232,664

Rhode Island — 2.2%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(c)(d)	4,190	642,465

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	$980	$1,010,988
Series B, 4.50%, 06/01/45	5,055	5,152,814
Series B, 5.00%, 06/01/50	3,330	3,480,050

		10,286,317

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, RB, The Woodlands at Furman Project, Series A, 5.00%, 11/15/54	345	288,403
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,275	3,442,221

		3,730,624

Tennessee — 0.6%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	925	860,703
5.63%, 01/01/46	1,085	980,341
County of Shelby Health Educational & Housing Facilities Board, RB, The Farms at Bailey Station Project, 5.75%, 10/01/49	1,045	885,544

		2,726,588

Texas — 7.3%
Central Texas Regional Mobility Authority, Refunding RB, CAB(b):
0.00%, 01/01/28	1,000	760,060
0.00%, 01/01/29	2,000	1,451,220
0.00%, 01/01/30	1,170	808,107
0.00%, 01/01/33	3,690	2,156,731
0.00%, 01/01/34	4,000	2,205,120
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	2,890	2,921,039
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	730	722,510
County of Brazoria Industrial Development Corp., RB, Gladieux Metals Recycling, AMT, 7.00%, 03/01/39	675	669,829
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(f)	475	550,511
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Stayton at Museum Way, Series A, 5.75%, 12/01/54	4,458	3,418,354
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	827,874
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(a)	890	874,612
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 04/01/36	1,210	1,275,703
6.00%, 04/01/45	1,845	1,927,896
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A, 5.00%, 08/15/36(a)	1,085	981,306
Newark Higher Education Finance Corp., RB, Series A(a):
5.50%, 08/15/35	290	308,667
5.75%, 08/15/45	580	611,703
Port Beaumont Navigation District, Refunding RB, Jefferson Gulf Coast, AMT(a):
3.63%, 01/01/35	650	519,805
4.00%, 01/01/50	1,400	945,238

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(c)(d)	$2,895	$1,915,234
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	900	826,542
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,775	3,784,135
Texas Transportation Commission, RB, CAB, First Tier Toll Revenue(b):
0.00%, 08/01/46	1,420	400,625
0.00%, 08/01/47	2,120	568,754
0.00%, 08/01/48	2,235	569,657
0.00%, 08/01/49	2,100	506,289
0.00%, 08/01/50	3,015	677,470
0.00%, 08/01/51	1,770	363,222
0.00%, 08/01/52	1,770	326,406
0.00%, 08/01/53	160	26,533

		33,901,152

Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	2,951,593

Virginia — 2.7%
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(a):
5.00%, 03/01/35	495	478,388
5.00%, 03/01/45	505	448,784
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 03/01/26	1,485	1,492,009
6.88%, 03/01/36	1,300	1,304,251
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. — Harbor's Edge Project, Series A:
4.00%, 01/01/29	300	280,215
5.00%, 01/01/34	485	476,988
5.00%, 01/01/49	955	862,661
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	2,370	2,245,575
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(a)	535	464,214
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	4,440	4,576,885

		12,629,970

Washington — 0.9%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,498,825
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,495	1,354,530
Washington State Housing Finance Commission, Refunding RB(a):
5.75%, 01/01/35	315	308,089
6.00%, 01/01/45	850	807,814

		3,969,258

Wisconsin — 2.6%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(a)	605	598,702
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(a)	605	583,855

Security	Par (000)	Value

Wisconsin (continued)
Delray Beach Radiation Therapy, 6.85%, 11/01/46(a)	$900	$912,096
Delray Beach Radiation Therapy, 7.00%, 11/01/46(a)	570	582,118
Gray Collegiate Academy Project, 5.63%, 06/15/49(a)	2,500	1,994,750
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48(a)(c)(d)	20	14,803
Piedmont Community Charter School, 5.00%, 06/15/39	175	186,566
Piedmont Community Charter School, 5.00%, 06/15/49	530	554,836
Piedmont Community Charter School, 5.00%, 06/15/53	355	365,739
Roseman University of Health Science Project, 5.00%, 04/01/50(a)	115	102,039
Series A, 5.63%, 06/15/49(a)	2,950	2,353,805
Traders Point Christian Schools, Series A(a):	555	471,023
5.38%, 06/01/44
5.50%, 06/01/54	680	557,906
Public Finance Authority, Refunding RB, Wingate University, Series A, 5.25%, 10/01/48	1,065	1,139,837
Wisconsin Health & Educational Facilities Authority, RB, ST. Camillus Health System:
5.00%, 11/01/39	440	383,152
5.00%, 11/01/46	470	388,812
5.00%, 11/01/54	785	626,603
Wisconsin Health & Educational Facilities Authority, Refunding RB, Benevolent Corporation Cedar Community, 5.00%, 06/01/41	225	188,091

		12,004,733

Total Municipal Bonds — 88.4% (Cost — $430,377,081)		409,654,116

Municipal Bonds Transferred to Tender Option Bond Trusts — 24.6%(j)

Illinois — 3.2%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	7,180	7,554,437
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(f)	4	3,957
4.00%, 02/15/41	1,495	1,577,282
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,545,783

		14,681,459

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,268	2,416,268

New York — 17.4%
City of New York Housing Development Corp., RB, M/F, Series C-1A:
4.15%, 11/01/39	1,893	1,960,186
4.20%, 11/01/44	3,470	3,592,952
4.30%, 11/01/47	2,840	2,940,236
City of New York New York Housing Development Corp., RB, M/F Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,403,446
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 06/15/47	14,181	15,674,363
Series HH, 5.00%, 06/15/31(k)	8,610	8,955,003
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(k):
5.75%, 02/15/21(f)	2,798	2,896,852
5.75%, 02/15/47	1,721	1,782,055

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$18,104	$18,985,277
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(k)	6,600	6,883,978
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,956	7,471,584

		80,545,932

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,816,547

Rhode Island — 0.4%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/22(f)	1,710	1,839,498

Texas — 0.5%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,271	2,329,363

Washington — 1.8%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	7,966	8,288,366

Wisconsin — 0.2%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,142	1,217,950

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.6% (Cost — $110,691,420)		114,135,383

Total Long-Term Investments — 113.0% (Cost — $541,068,501)		523,789,499

Security	Shares	Value

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(l)(m)	2,763,655	$2,764,208

Total Short-Term Securities — 0.6% (Cost — $2,764,208)		2,764,208

Total Investments — 113.6% (Cost — $543,832,709)		526,553,707

Other Assets Less Liabilities — 1.4%		6,486,224

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.0)%		(69,609,380)

Net Assets Applicable to Common Shares — 100.0%		$463,430,551

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Non-income producing security.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)	Variable rate security. Rate shown is the rate in effect as of period end.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to May 15, 2021, is $11,849,806. See Note 4 of the Notes to Financial Statements for details.

(l)	Annualized 7-day yield as of period end.

(m)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	767,387	1,996,268	(b)	—	2,763,655	$2,764,208	$17,152	$(41)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,830,042)	$—	$(3,830,042)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$101,843	$—	$101,843

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniAssets Fund, Inc. (MUA)

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	12,992,857

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund's investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund's policy regarding valuation of investments, refer to the Notes to

Financial Statements.

The following table summarizes the Fund's investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$523,789,499	$—	$523,789,499
Short-Term Securities	2,764,208	—	—	2,764,208

	$2,764,208	$523,789,499	$—	$526,553,707

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $69,231,546 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 123.2%

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	$1,010	$1,075,175

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,034,055

Arizona — 1.6%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	540	470,021
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	610	489,903
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	470	367,897
Odyssey Preparatory Academy Project, 5.00%, 07/01/54	615	497,566
County of Maricopa Arizona IDA, Refunding RB:
HonorHealth, Series A, 5.00%, 09/01/36	645	724,045
Legacy Traditional Schools Project, 5.00%, 07/01/39(a)	230	216,269
Banner Health Obligation Group, Series A, 4.00%, 01/01/41	745	790,237
Legacy Traditional Schools Project, 5.00%, 07/01/54(a)	530	478,283
County of Pima IDA, RB, American Leadership Academy Project, 5.00%, 06/15/47(a)	940	736,922
County of Pima IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/49(a)	525	408,434

		5,179,577

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,540	1,315,083

California — 14.4%
Anaheim California Public Financing Authority, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 09/01/24	5,000	5,628,800
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/37	1,090	1,170,322
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,480	1,559,269
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	975	996,762
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	795	889,899
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	410	459,315
Series A, 5.00%, 03/01/37	455	510,023
Series A-1, 5.75%, 03/01/34	850	874,522
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	675	704,362
County of San Mateo California Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 09/01/30(c)	12,740	10,247,164
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	1,475	1,441,193
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(d)	2,500	2,516,350

Security	Par (000)	Value

California (continued)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(c)	$3,750	$2,361,862
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/38(c)	5,000	2,970,450
San Diego California Community College District, GO, CAB, Election of 2006(c):
0.00%, 08/01/31	2,145	1,306,498
0.00%, 08/01/32	2,680	1,533,014
San Diego California Unified School District, GO, Election of 2008(c):
Series C, 0.00%, 07/01/38	1,600	965,248
Series G, 0.00%, 01/01/24(b)	650	355,661
Series G, 0.00%, 01/01/24(b)	690	355,564
Series G, 0.00%, 01/01/24(b)	1,035	502,306
Series G, 0.00%, 01/01/24(b)	690	315,496
San Diego California Unified School District, GO, Refunding, CAB, Series R-1(c):
0.00%, 07/01/30	5,000	4,033,400
0.00%, 07/01/31	1,280	995,277
San Marcos Unified School District, GO, Election of 2010, Series A(b):
5.00%, 08/01/21	700	737,653
5.00%, 08/01/21	600	632,574
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(c)	5,500	3,237,630

		47,300,614

Colorado — 1.7%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,310	1,314,166
Colorado Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series A, 4.00%, 11/15/46	1,070	1,090,673
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	1,060	1,029,779
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/20(b)	2,000	2,006,520

		5,441,138

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	360	368,370
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	770	837,167
Series A-1, 3.80%, 11/15/39	465	479,587
Connecticut State Health & Educational Facilities Authority, Refunding RB, University of Hartford Issue:
4.00%, 07/01/39	295	292,012
4.00%, 07/01/49	540	514,668
State of Connecticut, GO, Series C, 5.00%, 06/15/32	615	713,443

		3,205,247

District of Columbia — 0.4%
District of Columbia Ballpark Revenue, RB, Series B-1 (NPFGC), 5.00%, 02/01/31	435	436,183
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, 4.00%, 10/01/49	995	941,867

		1,378,050

Florida — 11.3%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,600	1,674,752

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward Florida Port Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	$1,930	$1,925,889
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,001,366
5.38%, 10/01/32	3,160	3,276,004
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	2,025	2,259,373
Series B, AMT, 6.00%, 10/01/30	640	713,491
Series B, AMT, 6.25%, 10/01/38	415	462,804
Series B, AMT, 6.00%, 10/01/42	660	731,201
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	480	519,725
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	204,934
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,995	3,180,390
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	560	561,400
5.00%, 08/01/47	1,620	1,586,677
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	475	499,040
County of Osceola FL Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/41	570	237,331
0.00%, 10/01/42	765	305,357
0.00%, 10/01/43	695	265,629
0.00%, 10/01/44	710	260,080
0.00%, 10/01/45	600	210,492
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	30	31,725
5.00%, 10/01/31	1,970	2,070,155
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	1,750	2,048,025
Florida Development Finance Corp., RB, AMT, Waste Pro USA, Inc.(a):
Solid Waste Disposal Facility, Project, 5.00%, 08/01/29(e)	210	209,903
5.00%, 05/01/29	535	526,237
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	2,000	2,072,840
5.38%, 10/01/29	1,050	1,107,488
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	3,970	4,294,944
Sub-Series A, 5.00%, 10/01/52	1,490	1,597,295
Lakewood Ranch Stewardship District, Special Assessment Bonds, NorthEast Sector Project:
3.85%, 05/01/39	450	382,302
4.00%, 05/01/49	675	600,723
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	2,065	2,311,974

		37,129,546

Georgia — 3.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	500	546,495
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,250	1,254,025

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/43	$685	$733,025
4.00%, 04/01/48(e)	265	279,779
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	7,475	9,327,604
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	140	151,976
5.00%, 04/01/44	380	393,517

		12,686,421

Illinois — 12.6%
Chicago Board of Education, GO, Refunding, Series A:
CAB, 0.00%, 12/01/25(c)	250	199,428
5.00%, 12/01/29	660	663,386
5.00%, 12/01/30	790	789,960
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,020	1,064,574
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/39	820	836,671
Senior Lien, Series D, 5.25%, 01/01/42	2,900	3,236,864
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	964,098
Sales Tax Receipts, 5.25%, 12/01/36	595	627,035
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	48,137
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 08/15/34	650	680,310
6.00%, 08/15/41	1,000	1,047,250
Illinois Finance Authority, Refunding RB, Silver Cross Hospital & Medical Centers, Series C:
4.13%, 08/15/37	740	740,999
5.00%, 08/15/44	350	361,557
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,365	1,489,351
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	1,785	1,981,796
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 01/01/33	9,145	10,066,633
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A:
CAB (NPFGC), 0.00%, 12/15/26(c)	5,000	3,992,650
CAB (NPFGC), 0.00%, 12/15/33(c)	9,950	5,674,087
Bonds, 5.00%, 06/15/57	760	676,795
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(c)	3,450	1,167,169
4.00%, 06/15/50	585	487,135
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	675	712,321
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	1,275	1,312,115
State of Illinois, GO:
5.25%, 02/01/33	830	790,874
5.50%, 07/01/33	820	797,671
5.25%, 02/01/34	830	781,760
5.50%, 07/01/38	445	420,334

		41,610,960

Indiana — 0.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,158,091
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	515	527,066

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	$890	$913,327

		2,598,484

Louisiana — 1.9%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,820	3,022,617
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	410	415,154
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	2,700	2,864,457

		6,302,228

Maine — 0.3%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.25%, 11/15/43	710	764,386
S/F Housing, Mortgage Purchase Bonds, Series B, 3.35%, 11/15/44	200	198,828

		963,214

Maryland — 1.8%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.63%, 06/01/46(a)	740	542,442
County of Montgomery Housing Opportunites Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	4,015	4,047,200
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,150	1,224,394

		5,814,036

Massachusetts — 2.9%
Collegiate Charter School of Lowell, RB, 5.00%, 06/15/54	790	638,115
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	2,090	2,179,118
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	3,235	3,395,488
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	56,891
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	765	789,526
Series C, 5.35%, 12/01/42	315	315,378
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,280	1,409,907
Sub-Series B, 4.00%, 02/15/43	755	793,943

		9,578,366

Michigan — 5.2%
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	615	672,601
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,175	1,129,022
Trinity Health Credit Group, 5.00%, 12/01/21(b)	20	21,288
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	2,945	3,067,424
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	640	757,869
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,640	1,652,956
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,065	1,140,327
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	153,189
Series I-A, 5.38%, 10/15/41	700	737,772
Series II-A (AGM), 5.25%, 10/15/36	900	946,998

Security	Par (000)	Value

Michigan (continued)
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A, 4.15%, 10/01/53	$1,885	$1,991,804
M/F Housing, Series A, 4.05%, 10/01/48	1,855	1,963,295
M/F Housing, Series A-1, 3.35%, 10/01/49	745	749,798
S/F Housing, Series C, 4.13%, 12/01/38	1,465	1,573,923
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	417,544

		16,975,810

Missouri — 0.3%
State of Missouri Health & Educational Facilities Authority, RB, Mercy Health, 4.00%, 11/15/42	1,015	1,029,332

Nebraska — 1.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.00%, 09/01/32	5,010	5,302,985
5.25%, 09/01/37	750	798,420

		6,101,405

New Jersey — 9.9%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	895	909,955
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	685	707,557
Series WW, 5.25%, 06/15/25(b)	15	18,183
Series WW, 5.25%, 06/15/33	155	157,331
Series WW, 5.00%, 06/15/34	205	205,240
Series WW, 5.00%, 06/15/36	925	916,795
Series WW, 5.25%, 06/15/40	250	250,625
New Jersey EDA, Refunding RB:
Series B, 5.50%, 06/15/30	5,360	5,610,955
Sub-Series A, 4.00%, 07/01/32	1,040	1,000,345
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/26	235	246,033
Series 1, 5.75%, 12/01/27	1,475	1,549,311
Series B, 3.25%, 12/01/39	2,695	2,656,030
Sub-Series C, 3.63%, 12/01/49	725	658,866
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	970	1,000,070
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,490	1,506,405
Transportation Program, Series AA, 5.00%, 06/15/38	1,885	1,848,393
Transportation System, Series A, 5.50%, 06/15/21(b)	3,150	3,322,967
Transportation System, Series AA, 5.50%, 06/15/39	1,150	1,163,996
Transportation System, Series B, 5.00%, 06/15/21(b)	520	544,929
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,007,640
Transportation System, Series D, 5.00%, 06/15/32	735	739,344
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System Bond, 4.00%, 12/15/39	1,060	935,545
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/34	920	1,035,846
Series A, 5.00%, 06/01/36	1,365	1,518,808
Series A, 4.00%, 06/01/37	870	894,830
Sub-Series B, 5.00%, 06/01/46	2,255	2,266,997

		32,672,996

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/44	200	170,464

New York — 4.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 12/15/21(b)	1,425	1,527,913

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	$1,130	$1,222,174
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,601,434
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	430	446,744
5.75%, 02/15/47	270	277,908
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,490	1,523,197
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,150	1,059,944
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,715	2,767,942
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	625	678,425
Consolidated,186th Series, 5.00%, 10/15/44	1,250	1,334,300
Series 207, 4.00%, 09/15/43	460	472,089
State of New York HFA, RB, M/F Housing, Green Bond, Series B (SONYMA), 3.88%, 11/01/48	170	177,783
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(f)	450	474,485

		13,564,338

North Carolina — 0.1%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System:
4.00%, 01/01/55	195	174,541
(AGM), 4.00%, 01/01/55	155	158,281

		332,822

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	4,230	3,742,196
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	460	466,721
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	530	575,697
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	305	315,821
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 02/15/37(c)	10,040	6,047,494

		11,147,929

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	555	600,277

Oregon — 0.8%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(d)	440	510,985
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	995	503,152
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,150	1,254,455
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	420	438,824

		2,707,416

Pennsylvania — 11.6%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT:
5.00%, 07/01/35	755	809,670
5.00%, 07/01/47	1,610	1,692,851

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/22(b)	$1,600	$1,736,112
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,050	1,104,747
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	950	955,748
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,035	1,042,514
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	7,290	7,402,776
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,305	1,320,034
Series A-1, 4.00%, 04/15/50	995	1,008,502
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	940	955,143
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	200	167,312
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	2,330	2,482,708
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	885	937,525
Series 128B, 3.85%, 04/01/38	1,970	2,098,818
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	671,720
Series A-1, 5.00%, 12/01/41	2,385	2,647,779
Series B, 5.00%, 12/01/40	935	1,025,826
Series C, 5.50%, 12/01/23(b)	555	643,195
Series C, 5.00%, 12/01/39	3,275	3,525,046
Sub-Series A-1, 5.00%, 12/01/41	2,430	2,625,421
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licensed Fund Enhancement, Third Series, 4.00%, 12/01/38	2,070	2,193,289
Series A-1, 5.00%, 12/01/40	765	833,146
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	305	346,163

		38,226,045

Puerto Rico — 3.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	2,121	487,745
Series A-1, 5.00%, 07/01/58	3,698	3,454,006
Series A-2, 4.33%, 07/01/40	7,263	6,486,585
Series A-2, 4.78%, 07/01/58	310	279,059
Series B-1, 4.75%, 07/01/53	476	429,009
Series B-2, 4.78%, 07/01/58	462	411,864

		11,548,268

Rhode Island — 1.5%
Rhode Island Housing & Mortgage Finance Corp., RB, M/F Housing, Multi Family Development Bond, Series 1B, 3.90%, 10/01/37	420	428,665
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	465	524,999
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	1,055	1,075,414
5.00%, 06/01/50	2,630	2,748,508

		4,777,586

South Carolina — 5.0%
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(b)	115	123,016
Prisma Health Obligated Group, 5.00%, 05/01/38	2,490	2,717,038
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	975	757,867

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	$530	$586,037
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	2,330	2,777,174
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	6,225	6,570,114
Series E, 5.50%, 12/01/53	745	783,040
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,184,478

		16,498,764

South Dakota — 1.3%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue:
4.00%, 07/01/37	1,225	1,287,695
4.00%, 07/01/42	3,000	3,138,000

		4,425,695

Tennessee — 0.7%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	845	813,887
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,245	1,339,782

		2,153,669

Texas — 14.2%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	135	114,234
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,395	1,426,764
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/22(b)	3,080	3,364,592
City of Houston Texas Airport System, Refunding ARB, Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	455	459,887
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	575	627,636
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	2,130	1,131,690
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,880	2,145,682
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	828,292
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	3,160	3,538,505
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,030,952
Series D, 5.00%, 11/01/42	1,500	1,521,330
Series H, 5.00%, 11/01/32	3,000	3,104,160
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,058,167
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	3,420	1,601,039
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,225	1,324,690
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	4,990	2,531,926
0.00%, 09/15/36	11,525	5,538,915
0.00%, 09/15/37	8,245	3,705,303
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,355	1,600,174

Security	Par (000)	Value

Texas (continued)
Texas City Industrial Development Corp., RB, NRG Energy Project, 4.13%, 12/01/45	$290	$291,749
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	390	416,797
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,190	1,236,148
5.00%, 12/15/32	3,440	3,562,567
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,275	1,217,306
University of Texas System, Refunding RB, Series A, 3.50%, 08/15/50	1,990	2,475,759

		46,854,264

Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	445	489,776
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,240	1,363,082
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/49(a)	200	165,712

		2,018,570

Virginia — 0.2%
Virginia Small Business Financing Authority, RB, 95 Express Lanes LLC Project, AMT, 5.00%, 07/01/49	750	733,725

Washington — 1.5%
County of Snohomish Housing Authority, Refunding RB, 4.00%, 04/01/44	485	518,145
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,955	2,119,748
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,015	1,076,387
Washington Health Care Facilities Authority, RB, Providence Health & Services, 4.00%, 10/01/45	705	726,552
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	555	440,548

		4,881,380

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	670	683,822

Wisconsin — 1.3%
Public Finance Authority, RB, American Preparatory Academy — Las Vegas Project, Series A(a):
5.00%, 07/15/39	105	89,363
5.00%, 07/15/49	405	324,761
5.00%, 07/15/54	195	153,214
Public Finance Authority, Refunding RB, Penick Village Obligation Group, 5.00%, 09/01/49(a)	335	268,884
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	2,150	2,300,178
4.45%, 05/01/57	1,160	1,249,146

		4,385,546

Total Municipal Bonds — 123.2% (Cost — $383,368,809)		405,102,317

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts — 44.8%(g)

Arizona — 0.5%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	$1,710	$1,813,831

California — 1.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(h)	3,827	4,023,023
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(h)	1,571	1,862,515

		5,885,538

Colorado — 3.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(h)	2,324	2,594,710
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 02/01/21(b)	7,000	7,205,170

		9,799,880

Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,381	1,496,284

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,031	1,119,838

Florida — 3.7%
City of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,640	2,896,027
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	2,300	2,295,101
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,480	4,690,112
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	2,370	2,404,436

		12,285,676

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	2,041	2,095,512

Illinois — 2.0%
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,138	2,269,109
Series A, 5.00%, 01/01/40	2,730	2,995,052
Series B, 5.00%, 01/01/40	1,050	1,162,438

		6,426,599

Kansas — 1.8%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/26(b)	4,723	5,919,015

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,515	1,611,354

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	957	1,030,786

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,061	1,206,503
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	2,808	3,230,540

		4,437,043

Security	Par (000)	Value

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	$1,461	$1,614,610

Michigan — 4.9%
Michigan Finance Authority, RB:
Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	1,970	2,130,107
Multi Model- McLaren Health Care, 4.00%, 02/15/47	3,553	3,673,428
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/21(b)	7,530	8,015,082
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 4.00%, 04/15/54	1,242	1,354,192
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	985,397

		16,158,206

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	2,146	2,249,357

Nevada — 2.3%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	3,061	3,642,790
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,460	3,881,947

		7,524,737

New Jersey — 2.3%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	800	910,864
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	2,308	2,467,433
Series G, 4.00%, 01/01/43	2,146	2,270,535
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,840	1,844,013

		7,492,845

New York — 6.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,180	2,330,202
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(h)	1,680	1,721,815
City of New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(h)	3,058	3,508,310
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	5,680	6,278,588
Series DD, 5.00%, 06/15/35	1,665	1,880,451
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,470	3,561,018
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,241	2,506,003

		21,786,387

Ohio — 1.7%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(h)	2,115	2,247,843
4.00%, 11/15/43	2,912	3,229,239

		5,477,082

Pennsylvania — 1.2%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	900	1,018,854
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,542	1,544,830

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, RB, Children’s Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	$1,229	$1,269,446

		3,833,130

Rhode Island — 0.3%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	888	1,009,886

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	1,980	2,015,462

Texas — 3.1%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,470	1,533,416
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,229	1,453,726
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,440	3,897,004
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	1,874	1,946,125
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	816	877,446
3.75%, 09/01/49	579	622,621

		10,330,338

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	2,234	2,681,229
Virginia Housing Development Authority, RB, S/F Housing, Series C (Ginnie Mae), 3.70%, 08/01/48	3,045	3,144,693

		5,825,922

Washington — 1.9%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,704,874
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,880	3,484,512

		6,189,386

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	1,980	2,115,947

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.8% (Cost — $143,810,627)		147,544,651

Total Long-Term Investments — 168.0% (Cost — $527,179,436)		552,646,968

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(i)(j)	541,902	$542,011

Total Short-Term Securities — 0.2% (Cost — $542,004)		542,011

Total Investments — 168.2% (Cost — $527,721,440)		553,188,979

Other Assets Less Liabilities — 1.4%		4,579,571

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.3)%		(86,516,387)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (43.3)%		(142,337,120)

Net Assets Applicable to Common Shares — 100.0%		$328,915,043

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 15, 2021 to July 1, 2027, is $11,419,974 . See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN)

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	580,450	—	(38,548	)(b)	541,902	$542,011	$33,117	$2,661	$7

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net investment value purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(6,569,984)	$—	$(6,569,984)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$216,244	$—	$216,244

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — short	$22,013,088

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$552,646,968	$—	$552,646,968
Short-Term Securities	542,011	—	—	542,011

	$542,011	$552,646,968	$—	$553,188,979

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Loan for TOB Trust Certificates	$—	$(5,235,000)	$—	$(5,235,000)
TOB Trust Certificates	—	(80,896,214)	—	(80,896,214)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

	$—	$(228,631,214)	$—	$(228,631,214)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments April 30, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 119.1%

Alabama — 2.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$570	$624,201
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,203,251
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,126,940
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,790,655

		4,745,047

Arizona — 3.4%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,230	1,122,424
City of Phoenix Civic Improvement Corp., ARB, Series A, 4.00%, 07/01/45	940	940,348
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,433,180
5.00%, 12/01/37	2,360	2,912,216

		7,408,168

Arkansas — 0.9%
Arkansas Development Finance Authority, RB:
Baptist Health, 5.00%, 12/01/47	385	426,072
Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,810	1,545,649

		1,971,721

California — 7.2%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	1,545	2,435,353
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	2,200	2,232,428
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	875	953,864
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	105	113,404
5.25%, 08/15/49	265	280,826
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	165	183,850
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,025	1,036,634
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	330	322,862
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/23(b)	255	301,234
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	1,950	1,902,381
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 08/01/22(c)	2,405	2,316,640
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(c)	3,475	2,891,756
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	550	598,669

		15,569,901

Colorado — 3.5%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	1,260	1,559,892
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,455	1,461,533
Colorado Health Facilities Authority, Refunding RB, Common spirit Health, Series A, 4.00%, 08/01/44	1,285	1,248,365
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/20(b)	710	712,315

Security	Par (000)	Value

Colorado (continued)
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	$1,425	$1,429,332
State of Colorado, COP, Building Excellent Schools, Series O, 4.00%, 03/15/44	930	1,023,018

		7,434,455

Connecticut — 1.1%
State of Connecticut, GO, Series A, 4.00%, 01/15/38	2,260	2,356,299

Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	799,077
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	840	935,542
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,430,510

		4,165,129

District of Columbia — 6.4%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	315	349,218
The Catholic University of America Issue, 5.00%, 10/01/48	1,695	1,889,586
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	1,520	1,576,073
Metropolitan Washington Airports Authority, Refunding ARB:
Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	1,475	1,514,648
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	13,485	7,968,152
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B, 4.00%, 10/01/53	555	529,992

		13,827,669

Florida — 4.1%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	960	1,055,981
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	2,620	2,667,920
County of Volusia Educational Facility Authority, Refunding RB, Embry Riddle Aeronautical Project:
5.00%, 10/15/44	415	463,899
5.00%, 10/15/49	850	950,725
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	2,095	2,279,716
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 05/01/43	1,360	1,383,093

		8,801,334

Georgia — 2.0%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	370	404,406
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	360	410,170
5.00%, 05/15/36	360	408,769
5.00%, 05/15/37	400	455,960
5.00%, 05/15/38	220	249,119
5.00%, 05/15/49	725	841,834
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 4.00%, 01/01/49	1,135	1,020,445
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	440	423,337

		4,214,040

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.4%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	$945	$951,095

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	540	594,551

Illinois — 15.1%
Chicago Board of Education, GO, Series D:
Dedicated Revenues, Series H, 5.00%, 12/01/36	350	337,379
Project, Series C, 5.25%, 12/01/35	1,075	1,064,863
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/30	605	604,970
Dedicated Revenues, Series F, 5.00%, 12/01/22	455	463,240
Dedicated Revenues, Series G, 5.00%, 12/01/34	315	304,079
Series C, 5.00%, 12/01/27	500	506,205
Chicago Board of Education, GO:
5.00%, 12/01/46	390	351,043
5.00%, 12/01/46	1,015	877,894
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	867	867,867
City of Chicago Illinois O'Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	1,680	1,735,961
Series A, 5.75%, 01/01/39	320	326,506
Series C, 6.50%, 01/01/21(b)	4,055	4,206,454
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	767,573
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,005,730
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	567,526
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	630	561,028
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50	970	807,729
CAB, Series B (AGM), 0.00%, 06/15/47(c)	13,220	3,903,205
Series B (AGM), 0.00%, 06/15/43(c)	3,765	1,330,965
Series B (AGM), 5.00%, 06/15/50	3,070	3,077,368
Series B-2, 5.00%, 06/15/50	1,850	1,850,055
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	800	844,232
State of Illinois, GO:
5.00%, 02/01/39	1,100	976,503
Series A, 5.00%, 04/01/38	2,625	2,337,431
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	2,000	2,189,380
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	705	730,041

		32,595,227

Indiana — 3.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	560	585,962
7.00%, 01/01/44	1,355	1,419,904
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,395,143
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	310	317,263
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,030	1,057,192

Security	Par (000)	Value

Indiana (continued)
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	$290	$297,111
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	880	959,596

		7,032,171

Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	1,955	1,864,014
Midwestern Disaster Area, 5.25%, 12/01/25	320	318,423
Midwestern Disaster Area, 5.88%, 12/01/26(a)	285	289,229
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	980	985,194

		3,456,860

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	705	776,000
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(e)	865	808,239

		1,584,239

Louisiana — 1.6%
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	700	700,980
5.25%, 05/15/31	600	616,092
5.25%, 05/15/32	765	803,541
5.25%, 05/15/33	830	871,334
5.25%, 05/15/35	350	371,080

		3,363,027

Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	530	533,058
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	305	335,811
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	1,520	1,571,619

		2,440,488

Massachusetts — 1.9%
Collegiate Charter School of Lowell, RB:
5.00%, 06/15/49	675	557,921
5.00%, 06/15/54	285	230,206
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 05/15/59	1,165	1,469,158
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, 3.25%, 12/01/54	1,475	1,447,757
Massachusetts Housing Finance Authority, RB, M/F Housing, Series C-1, 3.15%, 12/01/49	400	386,036

		4,091,078

Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	3,085	3,275,869
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	530	530,747
5.50%, 05/15/36	425	425,480

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	$630	$654,350
Series A, 4.00%, 12/01/49	590	606,302
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	730	864,444
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	785	790,503

		7,147,695

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	750	761,872
5.25%, 02/15/53	1,500	1,639,125

		2,400,997

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	188,424
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	175	182,989

		371,413

Nebraska — 0.3%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	575	612,122

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	1,105	990,621
Series C, AMT, 4.88%, 11/01/42	575	519,783

		1,510,404

New Jersey — 13.1%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	735	707,291
5.25%, 11/01/44	1,095	1,017,934
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	775	776,844
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,410	1,401,822
New Jersey EDA, RB:
School Facilities Construction, 5.00%, 06/15/49	1,670	1,588,187
Series EEE, 5.00%, 06/15/48	2,705	2,576,675
Transit transportation Project, 4.00%, 11/01/38	370	328,486
Transit transportation Project, 4.00%, 11/01/39	295	260,863
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,060	992,255
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,550	1,511,110
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	715	751,930
Series E, 5.00%, 01/01/45	1,875	2,035,837
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 4.00%, 06/15/50	1,085	926,948
Series BB, 5.00%, 06/15/50	3,720	3,534,781
Transportation Program, Series AA, 5.00%, 06/15/44	895	864,723
Transportation System, Series A, 5.50%, 06/15/21(b)	1,575	1,661,483
Transportation System, Series B, 5.25%, 06/15/36	1,705	1,708,325

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	$390	$415,615
Sub-Series B, 5.00%, 06/01/46	5,150	5,177,398

		28,238,507

New York — 6.3%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	310	325,708
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,300	1,296,750
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	225	236,271
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,405	1,284,296
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,778,969
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,415	1,414,972
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(a):
Class 1, 5.00%, 11/15/44	2,275	2,096,845
Class 2, 5.15%, 11/15/34	245	234,842
Class 2, 5.38%, 11/15/40	605	594,794
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	916,146
6.00%, 12/01/42	875	880,303
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	1,305	1,543,815
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(f)	950	1,001,689

		13,605,400

North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	415	438,535
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapel Hills, 5.00%, 02/01/49	390	498,708

		937,243

North Dakota — 0.4%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	695	757,098

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior:
Class 1, Series A-2, 4.00%, 06/01/37	210	224,807
Class 1, Series A-2, 4.00%, 06/01/38	210	224,813
Class 1, Series A-2, 4.00%, 06/01/39	210	222,961
Class 1, Series A-2, 4.00%, 06/01/48	550	543,004
Class 2, Series B-2, 5.00%, 06/01/55	2,150	1,902,062
County of Franklin Ohio, RB:
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/22(b)	30	33,392
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	440	447,155
Series A, 4.00%, 12/01/49	365	384,685
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	290	322,584

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	$535	$486,069
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	580	636,347

		5,427,879

Oklahoma — 1.9%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,500	1,622,370
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	855	879,778
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	1,420	1,543,327

		4,045,475

Oregon — 0.3%
Warm Springs Reservation Confederated Tribe, Refunding RB, Green Bond, Pelton Round Butte Project, Series B, 5.00%, 11/01/39(a)	650	722,027

Pennsylvania — 3.9%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	460	476,068
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	415	417,511
5.00%, 09/01/43	905	993,446
Lancaster IDA, RB, Willow Valley Communities Project, 5.00%, 12/01/49	950	1,016,110
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	2,015	2,029,629
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	948,223
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/49	1,680	1,769,846
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	855,825

		8,506,658

Puerto Rico — 5.6%
Children's Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	475	475,375
5.63%, 05/15/43	500	492,550
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,845	1,752,473
5.13%, 07/01/37	510	481,537
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	530	525,612
6.00%, 07/01/44	960	959,827
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/51(c)	1,442	251,110
Series A-1, 4.75%, 07/01/53	3,308	2,979,946
Series A-1, 5.00%, 07/01/58	4,386	4,096,612
Series A-2, 4.33%, 07/01/40	62	55,372

		12,070,414

Security	Par (000)	Value

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	$580	$610,526
Series B, 4.50%, 06/01/45	1,900	1,936,765
Series B, 5.00%, 06/01/50	2,605	2,722,381

		5,269,672

South Carolina — 4.9%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	2,245	2,421,637
State of South Carolina Ports Authority, ARB(b):
5.25%, 07/01/20	2,285	2,300,881
AMT, 5.25%, 07/01/25	765	911,780
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,410	2,543,610
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	1,035	1,080,592
Series E, 5.25%, 12/01/55	1,225	1,297,030

		10,555,530

Tennessee — 1.2%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	980	1,085,781
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	115	111,721
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	495	536,135
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	705	751,551

		2,485,188

Texas — 6.8%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	1,480	1,533,813
Sub-Lien, 5.00%, 01/01/33	250	256,790
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	440	469,836
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,632,345
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	1,015,776
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	325	376,665
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	3,330	3,691,272
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31 (b)(c)	1,400	719,390
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,825	2,155,215
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,004,840
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	845	854,253

		14,710,195

Utah — 0.7%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	640	704,397
5.00%, 07/01/47	665	720,873

		1,425,270

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.5%
County of Hanover Virginia EDA, Refunding RB, Residential Care Facility, Covenant Woods, Series A, 5.00%, 07/01/47	$970	$846,868
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	550	559,598
6.00%, 01/01/37	1,830	1,886,419

		3,292,885

Washington — 2.6%
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 01/01/26(b)	1,555	1,890,429
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,085	1,176,433
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	540	572,659
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,625	1,742,000
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	250	242,873

		5,624,394

Wisconsin — 0.3%
Public Finance Authority, RB:
A&T Real Estate Foundation, Series B, 5.00%, 06/01/49	320	323,072
American Preparatory Academy - Las Vegas Project, Series A, 5.00%, 07/15/39(a)	100	85,108
American Preparatory Academy - Las Vegas Project, Series A, 5.00%, 07/15/49(a)	245	196,460
American Preparatory Academy - Las Vegas Project, Series A, 5.00%, 07/15/54(a)	115	90,357

		694,997

Total Municipal Bonds — 119.1% (Cost — $249,737,345)		257,013,962

Municipal Bonds Transferred to Tender Option Bond Trusts — 40.2%(g)

California — 3.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(h)	2,257	2,415,523
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	1,614	1,616,841
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	2,250	2,597,501

		6,629,865

Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(h)	1,664	1,858,147
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,865,996

		4,724,143

Georgia — 1.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	2,622	2,704,535
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.60%, 12/01/44	1,041	1,079,517

		3,784,052

Security	Par (000)	Value

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(b)	$3	$2,730
4.00%, 02/15/41	1,032	1,088,325

		1,091,055

Massachusetts — 4.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	1,502	1,600,178
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	3,359	3,681,387
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/21(b)	4,502	4,777,750

		10,059,315

New York — 12.8%
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(h):
5.75%, 02/15/21(b)	687	711,395
5.75%, 02/15/47	423	437,629
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	7,801,738
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(h)	4,460	4,651,901
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	4,317	4,637,535
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	2,083	2,138,270
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.25%, 10/15/55	1,860	2,049,980
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	4,846	5,223,630

		27,652,078

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,830	2,087,133

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,695	1,905,807

Rhode Island — 0.6%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/22(b)	1,140	1,226,332

Texas — 7.5%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	1,720	1,871,240
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(b)	2,350	2,496,945
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	1,504	1,542,625
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	2,295	2,383,380
Texas Water Development Board, RB, State Water Implementation Fund, Series A, 4.00%, 10/15/49	5,020	5,606,687
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	2,041	2,199,640

		16,100,517

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 2.6%
Virginia Small Business Financing Authority, Refunding RB:
Bon Secours Health System, Series A, 4.00%, 12/01/49	$3,460	$3,585,563
Sentara Healthcare, 5.00%, 11/01/40	2,095	2,094,783

		5,680,346

Washington — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B (AGM), 4.00%, 10/01/53	1,299	1,314,877

Wisconsin — 2.0%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	2,059	2,195,515
Wisconsin Health & Educational Facilities Authority, RB, Thedacare, Inc., 4.00%, 12/15/49(h)	2,140	2,208,523

		4,404,038

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.2% (Cost — $84,965,551)		86,659,558

Total Long-Term Investments — 159.3% (Cost — $334,702,896)		343,673,520

	Shares

Short-Term Securities — 2.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(i)(j)	5,684,531	5,685,668

Total Short-Term Securities — 2.6% (Cost — $5,683,924)		5,685,668

Total Investments — 161.9% (Cost — $340,386,820)		349,359,188

Other Assets Less Liabilities — 1.6%		3,433,285

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.7)%		(53,328,543)

VMTP Shares, at Liquidation Value — (38.8)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$215,763,930

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to December 15, 2027, is $6,959,766. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,880,499	—	(1,195,968	)(b)	5,684,531	$5,685,668	$100,675	$(92)	$2,429

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund, Inc. (MHD)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,121,763)	$—	$(4,121,763)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$79,271	$—	$79,271

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — short	$12,338,898

For more information about the Fund's investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund's policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund's investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$343,673,520	$—	$343,673,520
Short-Term Securities	5,685,668	—	—	5,685,668

	$5,685,668	$343,673,520	$—	$349,359,188

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(53,130,349)	$—	$(53,130,349)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

	$—	$(136,830,349)	$—	$(136,830,349)

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 109.9%

Alabama — 1.3%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,875	$2,113,012

Arizona — 1.4%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	890	812,160
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	475	500,427
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	999,532

		2,312,119

Arkansas — 0.7%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,370	1,169,912

California — 4.6%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 08/01/20(b)	1,000	997,310
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	445	485,108
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	80	86,403
5.25%, 08/15/49	195	206,645
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	120	133,709
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	730	738,286
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	235	229,917
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/23(c)	185	218,542
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	1,425	1,390,201
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(b)	2,525	2,101,204
State of California, GO, Various Purposes, 6.00%, 03/01/33	425	426,471
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	405	440,838

		7,454,634

Colorado — 2.1%
City & County of Denver Colorado, RB, Capital Appreciation Bonds, Series A-2, 0.00%, 08/01/37(b)	1,490	794,528
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,055	1,059,737
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A-2, 3.25%, 08/01/49	1,105	926,741
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/20(c)	510	511,663

		3,292,669

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series A-1, 3.85%, 11/15/43	1,370	1,401,853

Delaware — 2.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	576,549
Delaware State Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/48	1,395	1,510,241

Security	Par (000)	Value

Delaware (continued)
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	$2,050	$2,050,431

		4,137,221

District of Columbia — 3.9%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(b)	10,170	6,305,197

Florida — 3.1%
County of Broward Florida Port Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	1,070	1,067,721
County of Osceola FL Transportation Revenue, Refunding RB, Series A-2(b):
0.00%, 10/01/41	275	114,502
0.00%, 10/01/42	370	147,689
0.00%, 10/01/43	335	128,037
0.00%, 10/01/44	345	126,377
0.00%, 10/01/45	285	99,984
Florida Housing Finance Corp., RB, S/F Housing, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 07/01/42	570	597,468
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,525	1,659,459
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 05/01/43	1,080	1,098,338

		5,039,575

Georgia — 4.3%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	270	295,107
County of Griffin-Spalding Hospital Authority, RB, Revenue Anticipation Certificates, 4.00%, 04/01/42	2,310	2,336,981
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/36	1,500	1,703,205
5.00%, 05/15/38	790	894,564
5.00%, 05/15/49	935	1,085,675
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	260	250,154
5.00%, 01/01/56	350	369,177

		6,934,863

Hawaii — 0.4%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	680	684,386

Idaho — 1.2%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, 6.45%, 08/01/32	2,000	2,005,300

Illinois — 12.6%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/46	240	207,581
Project, Series C, 5.25%, 12/01/35	805	797,409
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/34	240	232,982
Dedicated Revenues, Series D, 5.00%, 12/01/25	435	443,983
Dedicated Revenues, Series F, 5.00%, 12/01/24	340	348,143
Series C, 5.00%, 12/01/25	360	367,434
Chicago Board of Education, GO:
5.00%, 12/01/46	1,070	936,022
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	578	578,578

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/39	$400	$408,132
Series C, 6.50%, 01/01/21(c)	2,935	3,044,622
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	557,279
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	415,510
Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare Enterprises, Inc., 4.00%, 03/01/35	1,290	1,327,836
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	365	325,040
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50	280	233,159
CAB, Series B (AGM), 0.00%, 06/15/47(b)	9,555	2,821,114
Series B (AGM), 5.00%, 06/15/50	2,230	2,235,352
Series B-2, 5.00%, 06/15/50	1,260	1,260,038
Railsplitter Tobacco Settlement Authority, RB(c):
5.50%, 06/01/21	230	241,470
6.00%, 06/01/21	500	527,645
State of Illinois, GO:
5.00%, 02/01/39	810	719,061
Series A, 5.00%, 04/01/38	1,920	1,709,664
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	520	538,470

		20,276,524

Indiana — 3.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	415	434,239
7.00%, 01/01/44	1,000	1,047,900
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,747,665
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	225	230,272
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	740	759,536
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	210	215,149
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	640	697,888

		5,132,649

Iowa — 1.9%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	240	228,831
Midwestern Disaster Area, 5.25%, 12/01/25	940	935,366
Midwestern Disaster Area, 5.88%, 12/01/26(a)	210	213,116
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series B, 3.00%, 12/01/39	1,715	1,614,055

		2,991,368

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(c)	525	577,873
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(e)	635	593,331

		1,171,204

Security	Par (000)	Value

Louisiana — 2.6%
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/47	$1,635	$1,722,309
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	510	510,714
5.25%, 05/15/31	435	446,667
5.25%, 05/15/32	555	582,961
5.25%, 05/15/33	600	629,880
5.25%, 05/15/35	255	270,358

		4,162,889

Maine — 0.5%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.25%, 11/15/43	355	382,193
S/F Housing, Series C, 3.95%, 11/15/43	335	348,477

		730,670

Maryland — 2.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(c)	220	220,766
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	390	392,250
Maryland Health & Higher Educational Facilities Authority, RB, Medstar Health Issue, Series A, 5.00%, 05/15/42	1,760	1,895,414
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(c)	1,095	1,132,186

		3,640,616

Massachusetts — 2.6%
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	150	150,427
Boston University, Series P, 5.45%, 05/15/59	845	1,065,613
Suffolk University, 4.00%, 07/01/39	1,140	1,154,478
Massachusetts Educational Financing Authority, RB, Subordinate Education Loan Revenue Bonds, AMT, 3.75%, 07/01/47	1,865	1,796,163

		4,166,681

Michigan — 4.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,235	2,373,279
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,185,374
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(c)	380	380,536
5.50%, 05/15/36	310	310,350
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	455	472,586
Henry Ford Health System, 4.00%, 11/15/46	570	547,696
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	490	493,435
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A, 4.15%, 10/01/53	940	993,260
S/F Housing, Series A, 4.00%, 06/01/49	265	281,093
S/F Housing, Series C, 4.13%, 12/01/38	730	784,276

		7,821,885

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	134,589

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	$130	$135,934

		270,523

New Hampshire — 1.2%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	735	658,920
Series C, AMT, 4.88%, 11/01/42	420	379,668
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	800	829,352

		1,867,940

New Jersey — 9.1%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	530	510,019
5.25%, 11/01/44	790	734,400
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	560	561,333
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,040	1,033,968
New Jersey EDA, RB:
S/F Housing, State House Project, Series B, 4.50%, 06/15/40	1,270	1,147,800
Series WW, 5.00%, 06/15/36	210	208,137
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,125	1,096,774
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	715	776,333
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series AA, 4.13%, 06/15/39	1,040	936,697
Transportation Program, Series AA, 5.00%, 06/15/44	330	318,836
Transportation Program, Series AA, 5.00%, 06/15/44	610	589,364
Transportation System, Series A, 5.50%, 06/15/21(c)	1,025	1,081,283
Transportation System, Series B, 5.25%, 06/15/36	1,235	1,237,408
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Bond, 4.00%, 12/15/39	510	450,121
Series A, 5.00%, 12/15/36	380	375,421
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 4.00%, 06/01/37	500	514,270
Sub-Series B, 5.00%, 06/01/46	3,105	3,121,518

		14,693,682

New York — 6.3%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	740	777,496
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	997,500
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	252	265,200
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,020	932,372
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,301,811
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	2,350	2,402,358

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(a):
Class 1, 5.00%, 11/15/44	$1,495	$1,377,927
Class 2, 5.15%, 11/15/34	175	167,744
Class 2, 5.38%, 11/15/40	440	432,577
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	661,661
6.00%, 12/01/42	630	633,818
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(f)	210	221,426

		10,171,890

North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Novant Health Obligated Group, 4.00%, 11/01/52	400	416,260
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	305	322,297
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System:
4.00%, 01/01/55	100	89,508
(AGM), 4.00%, 01/01/55	100	102,117

		930,182

Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	2,065	1,826,864
County of Franklin Ohio, RB, OPRS Communities Obligation Group, Series A:
6.13%, 07/01/22(c)	20	22,261
6.13%, 07/01/40	330	335,366
County of Montgomery Ohio, Refunding RB, Premier Health Partners Obligated Group, 4.00%, 11/15/42	655	549,794
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	405	367,959
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	140	144,967
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	420	460,803
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	945	965,412

		4,673,426

Oklahoma — 0.6%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	280	302,842
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	625	655,238

		958,080

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	210	219,412

Pennsylvania — 5.6%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	335	346,702
County of Berks IDA, Refunding RB, Tower Health Projects, 5.00%, 11/01/50	795	789,244
County of Bucks IDA, RB, St. Luke’s University Health Network Project, 4.00%, 08/15/50	1,305	1,305,457

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	$470	$472,844
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	440	443,194
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	390	394,493
Series A-1, 4.00%, 04/15/50	470	476,378
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	800	686,496
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	100	83,656
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, 3.85%, 04/01/38	965	1,028,101
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 119, 3.50%, 10/01/36	1,285	1,326,223
Pennsylvania Turnpike Commission, RB, Series A:
5.00%, 12/01/44	585	629,758
Subordinate, 4.00%, 12/01/49	1,075	1,100,821

		9,083,367

Puerto Rico — 5.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	325	325,257
5.63%, 05/15/43	355	349,711
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,355	1,287,047
5.13%, 07/01/37	385	363,513
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	400	396,688
6.00%, 07/01/44	725	724,869
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	865	779,218
Series A-1, 5.00%, 07/01/58	3,685	3,441,864
Series A-2, 4.33%, 07/01/40	565	504,601
Series A-2, 4.78%, 07/01/58	925	832,676

		9,005,444

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	420	442,105
Series B, 4.50%, 06/01/45	1,375	1,401,606
Series B, 5.00%, 06/01/50	1,895	1,980,389

		3,824,100

South Carolina — 5.0%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 4.25%, 05/01/48	1,445	1,459,941
South Carolina Jobs-Economic Development Authority, RB, Bishop Gadsden Episcopal Retirement Community:
5.00%, 04/01/44	100	100,076
4.00%, 04/01/49	100	81,490
5.00%, 04/01/49	135	132,683
4.00%, 04/01/54	105	83,589
5.00%, 04/01/54	245	238,586
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(c)	650	654,518
AMT, 5.25%, 07/01/25(c)	555	661,488
AMT, 5.00%, 07/01/55	710	770,606

Security	Par (000)	Value

South Carolina (continued)
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	$2,040	$2,153,098
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,635	1,731,138

		8,067,213

Tennessee — 1.0%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(c)	720	797,717
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	360	389,916
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	375	361,192

		1,548,825

Texas — 5.5%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	65	55,002
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(c)	1,070	1,108,905
Sub-Lien, 5.00%, 01/01/33	180	184,889
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(c)	240	278,153
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(b):
0.00%, 09/15/40	2,525	1,080,700
0.00%, 09/15/41	1,395	565,812
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	145	148,030
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31 (b)(c)	1,015	521,558
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	610	659,642
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	195	208,398
Texas Private Activity Bond Surface Transportation Corp., RB:
Segment 3C Project, AMT, 5.00%, 06/30/58	710	734,573
Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,165	1,167,819
Texas Transportation Commission, RB, First Tier Toll Revenue(b):
0.00%, 08/01/35	270	137,514
0.00%, 08/01/36	145	70,145
0.00%, 08/01/37	195	89,530
0.00%, 08/01/38	200	86,904
0.00%, 08/01/44	870	272,023
0.00%, 08/01/45	1,135	336,857
University of Texas System, Refunding RB, Series A, 3.50%, 08/15/50	960	1,194,336

		8,900,790

Virginia — 2.0%
Virginia Housing Development Authority, RB, M/F, Rental Housing, Series D, 3.90%, 10/01/48	1,430	1,499,055
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	400	406,980

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
6.00%, 01/01/37	$1,345	$1,386,466

		3,292,501

Washington — 1.1%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	390	413,587
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,195	1,281,040

		1,694,627

West Virginia — 1.0%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,605	1,638,111

Wisconsin — 1.9%
Public Finance Authority, RB, Wakemed Hospital, Series A, 4.00%, 10/01/49	2,000	2,014,900
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
3.15%, 11/01/44	480	483,662
4.45%, 05/01/57	575	619,189

		3,117,751

Total Municipal Bonds — 109.9% (Cost — $171,337,412)		176,903,091

Municipal Bonds Transferred to Tender Option Bond Trusts — 52.3%(g)

Arizona — 0.6%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	915	970,559

California — 3.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(h)	1,638	1,752,857
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	1,162	1,164,123
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,635	1,887,518

		4,804,498

Colorado — 1.3%
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,950	2,069,886

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	510	553,988

Florida — 5.8%
City of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,290	1,415,104
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,932	2,037,038
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	2,350	2,344,995
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	3,543	3,594,255

		9,391,392

Georgia — 0.7%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	1,071	1,099,117

Security	Par (000)	Value

Illinois — 0.7%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(c)	$3	$2,651
4.00%, 02/15/41	1,002	1,056,779

		1,059,430

Louisiana — 0.8%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,245	1,324,182

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	475	511,738

Maryland — 4.4%
City of Baltimore Maryland, RB, Series A:
Wastewater Project, 5.00%, 07/01/46	1,515	1,723,575
Water Projects, 4.00%, 07/01/49	3,122	3,345,279
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	1,740	2,020,053

		7,088,907

Massachusetts — 3.6%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,322,189
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/21(c)	3,211	3,408,129

		5,730,318

Michigan — 2.7%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,724	1,782,465
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,337	2,473,190

		4,255,655

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	1,125	1,178,978

Nevada — 1.6%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 05/01/48	2,260	2,589,310

New York — 8.7%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,080	1,154,412
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(h)	1,395	1,429,721
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(c)(h)	501	519,126
5.75%, 02/15/47(h)	309	319,351
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	5,662,552
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(h)	3,250	3,389,838
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.25%, 10/15/55	1,350	1,487,889

		13,962,889

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,320	1,505,473

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 1.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(h)	$1,559	$1,721,129
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,229	1,382,152

		3,103,281

Rhode Island — 1.2%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.55%, 10/01/33	1,280	1,360,346
3.95%, 10/01/43	459	522,354

		1,882,700

South Carolina — 1.1%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	1,665	1,694,820

Texas — 9.2%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,395	1,455,180
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	1,260	1,370,792
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(c)	1,710	1,816,926
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,858	2,198,318
County of Hidalgo Texas, GOL, Certificates of Obligation, Series A, 4.00%, 08/15/43	2,297	2,524,293
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	1,095	1,200,941
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	1,499	1,556,900
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	437	469,329
3.75%, 09/01/49	239	257,312
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,801	1,940,858

		14,790,849

Virginia — 1.0%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,552,849

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	1,445	1,507,291

Security	Par (000)	Value

Wisconsin — 0.9%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	$1,395	$1,493,375

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.3% (Cost — $81,949,608)		84,121,485

Total Long-Term Investments — 162.2% (Cost — $253,287,020)		261,024,576

	Shares

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(i)(j)	1,196,462	1,196,701

Total Short-Term Securities — 0.7% (Cost — $1,196,701)		1,196,701

Total Investments — 162.9% (Cost — $254,483,721)		262,221,277

Other Assets Less Liabilities — 2.4%		3,689,338

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.1) %		(49,987,260)

VMTP Shares at Liquidation Value — (34.2)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$160,923,355

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to October 1, 2027, is $9,031,595. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	53,945	1,142,517	(b)	—	1,196,462	$1,196,701	$12,637	$1,531	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,220,636)	$—	$(3,220,636)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$91,587	$—	$91,587

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	9,525,164

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$—	$261,024,576	$—	$261,024,576
Short-Term Securities	1,196,701	—	—	1,196,701

	$1,196,701	$261,024,576	$—	$262,221,277

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(49,787,484)	$—	$(49,787,484)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

	$—	$(104,787,484)	$—	$(104,787,484)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments April 30, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 135.7%

Alabama — 0.6%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 05/01/34	$435	$435,361
5.38%, 12/01/35	565	582,012

		1,017,373

Arizona — 2.8%
Arizona IDA, RB:
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A,(a)
5.00%, 07/01/39	270	235,011
5.00%, 07/01/49	310	248,967
5.00%, 07/01/54	240	187,862
Odyssey Preparatory Academy Project, 4.38%, 07/01/39	325	264,466
S/F Housing, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 4.00%, 06/01/44	425	455,332
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds, Series B, AMT, 3.25%, 07/01/49	670	613,686
County of Maricopa Arizona IDA, Refunding RB, Legacy Traditional Schools Project(a):
5.00%, 07/01/39	115	108,135
5.00%, 07/01/54	265	239,141
County of Pima Arizona IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/52(a)	260	200,515
County of Pima IDA, RB, American Leadership Academy Project, 5.00%, 06/15/47(a)	470	368,461
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,410	1,739,926

		4,661,502

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	785	670,351

California — 15.5%
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	800	829,704
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,085	1,191,504
2nd, 5.25%, 05/01/33	850	916,725
5.00%, 05/01/44	1,090	1,156,425
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	2,400	2,467,200
5.75%, 03/01/34	2,180	2,242,893
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,854,975
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	150	145,630
Series A-2, 5.00%, 06/01/47	255	248,773
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	1,420	1,639,930
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(b)	1,335	1,414,926
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	3,170	3,574,936
5.25%, 05/15/38	900	993,699
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,705,380
5.50%, 11/01/31	2,465	2,800,191

Security	Par (000)	Value

California (continued)
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	$725	$809,752
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	540	619,704

		25,612,347

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,109,780
5.50%, 11/15/30	340	376,632
5.50%, 11/15/31	405	448,307
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	615	541,630

		2,476,349

Connecticut — 1.1%
State of Connecticut, GO, Series A,
5.00%, 04/15/38	985	1,105,643
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	590	627,955

		1,733,598

Delaware — 0.5%
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/43	820	903,181

Florida — 16.9%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	3,154,846
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,035,473
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,899,062
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,555,065
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	65	66,497
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,015	1,117,058
Series A, 6.00%, 10/01/38	1,000	1,115,740
Series B, AMT, 6.25%, 10/01/38	460	512,987
Series B, AMT, 6.00%, 10/01/42	615	681,346
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	2,900	3,166,684
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,465	3,679,483
County of Palm Beach Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	1,185	1,219,519
Florida Development Finance Corp., RB, AMT, Waste Pro USA, Inc.(a):
Solid Waste Disposal Facility, Project, 5.00%, 08/01/29(c)	105	104,952
5.00%, 05/01/29	270	265,577
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,040	1,174,462
Southern Groves Community Development District No. 5, Refunding, Special Assessment Bonds, 4.00%, 05/01/43	220	196,513
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	3,995	4,235,699

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Westside Community Development District, Special Assessment Bonds, Windsor Parcel, 4.00%, 05/01/50	$815	$721,992

		27,902,955

Georgia — 1.2%
County of Fulton Development Authority, RB, Georgia Institute of Technology, 4.00%, 06/15/49	470	507,793
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	555	644,438
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 5.00%, 01/01/48	835	859,015

		2,011,246

Hawaii — 1.5%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,500	1,592,655
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	425	462,876
5.25%, 08/01/26	460	499,900

		2,555,431

Illinois — 13.6%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,043,700
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	960	991,978
3rd Lien, Series A, 5.75%, 01/01/39	185	188,761
3rd Lien, Series C, 6.50%, 01/01/21(b)	3,660	3,796,701
Senior Lien, Series D, AMT, 5.00%, 01/01/42	430	466,305
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	1,000	1,053,840
5.25%, 12/01/40	1,790	1,882,131
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	2,050	2,104,018
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,266,800
5.25%, 12/01/43	1,505	1,503,013
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	555	625,746
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	640	569,933
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 4.00%, 06/15/50	615	512,117
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,405	1,475,067
6.00%, 06/01/21	400	422,116
State of Illinois, GO:
5.25%, 02/01/31	875	851,139
5.25%, 02/01/32	1,355	1,304,824
5.50%, 07/01/33	2,000	1,945,540
5.50%, 07/01/38	425	401,442

		22,405,171

Indiana — 2.3%
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 02/01/36	3,055	3,138,126
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	565	579,809

		3,717,935

Iowa — 0.6%
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	1,100	1,015,553

Security	Par (000)	Value

Louisiana — 1.1%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	$1,500	$1,679,505
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	205	207,577

		1,887,082

Maryland — 3.4%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	1,430	1,632,817
Maryland Health & Higher Educational Facilities Authority, RB, UPMC Issue, Series B, 4.00%, 04/15/45	795	816,052
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	2,700	3,207,222

		5,656,091

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.25%, 01/01/42	545	589,810
5.00%, 01/01/47	245	255,447
UMass Dartmouth Student Housing Project, 5.00%, 10/01/43	1,325	1,181,847
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	435	471,818
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	410	410,492

		2,909,414

Michigan — 0.3%
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	520	523,645

Minnesota — 0.3%
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	575	558,900

Mississippi — 3.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	2,964,476
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(b)	1,000	1,135,870
State of Mississippi, RB, Series A:
5.00%, 10/15/37	330	363,789
4.00%, 10/15/38	1,650	1,659,322

		6,123,457

Montana — 0.2%
Montana State Board of Housing, RB, S/F Housing, Series B-2:
3.50%, 12/01/42	100	103,776
3.60%, 12/01/47	155	160,355

		264,131

Nevada — 5.3%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	650	699,426
City of Reno Nevada, Refunding RB, Series A-1 (AGM):
4.00%, 06/01/43	1,570	1,726,278
4.00%, 06/01/46	1,250	1,368,575
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	1,205	1,439,276
5.00%, 06/01/37	3,000	3,577,920

		8,811,475

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey — 10.2%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	$3,000	$3,050,130
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	790	860,776
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,387,675
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	1,340	1,395,181
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,740	1,743,811
Series BB, 4.00%, 06/15/50	895	764,625
Transportation System, Series AA, 5.50%, 06/15/39	1,890	1,913,001
Transportation System, Series B, 5.25%, 06/15/36	1,000	1,001,950
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	1,600	1,612,896
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,390	1,481,295
Sub-Series B, 5.00%, 06/01/46	555	557,953

		16,769,293

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/44	100	85,232

New York — 4.3%
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,555	1,615,552
5.75%, 02/15/47	955	982,972
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 12/15/20(b)	865	888,364
5.38%, 06/15/43	440	449,200
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	525	483,887
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,045,360
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	554,693

		7,020,028

North Carolina — 0.1%
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapel Hills, 5.00%, 02/01/49	160	204,598

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	2,095	1,853,405
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,305	1,333,188
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,000	2,154,140

		5,340,733

Oregon — 0.4%
State of Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	600	697,224

Pennsylvania — 8.7%
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	110	125,741
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	865	1,029,826
5.00%, 03/01/43	590	696,536
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49	420	424,511
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 5.00%, 09/01/48	980	1,070,238

Security	Par (000)	Value

Pennsylvania (continued)
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	$1,290	$1,525,322
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	1,000	1,034,160
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, Subordinate, Special Motor License Fund, 5.00%, 12/01/41	1,250	1,412,675
Pennsylvania Turnpike Commission, RB:
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,296,407
Subordinate, Series A, 5.00%, 12/01/44	2,080	2,328,310
Swarthmore Borough Authority, RB, Swarthmore College, 5.00%, 09/15/48	1,900	2,266,282
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,000	1,110,850

		14,320,858

Puerto Rico — 3.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	183	42,083
Series A-1, 4.75%, 07/01/53	2,034	1,832,288
Series A-1, 5.00%, 07/01/58	2,931	2,737,613
Series A-2, 4.33%, 07/01/40	415	370,636
Series A-2, 4.78%, 07/01/58	155	139,529
Series B-1, 4.75%, 07/01/53	238	214,505
Series B-2, 4.78%, 07/01/58	231	205,932

		5,542,586

South Carolina — 6.3%
County of Berkeley South Carolina, Special Assessment Bonds, Nexton Improvement District Assessment:
4.25%, 11/01/40	175	136,518
4.38%, 11/01/49	265	194,998
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,469,482
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,000	1,079,890
6.00%, 07/01/38	1,695	1,870,110
5.50%, 07/01/41	1,000	1,070,820
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/40(a)	485	408,957
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	800	864,312
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	1,095	1,305,152
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,051,060

		10,451,299

Tennessee — 1.6%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	2,500	2,682,275

Texas — 10.4%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,360	1,495,334
City of Houston Texas Airport System, Refunding ARB, Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	225	227,417
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	1,175	1,306,294
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,500	1,711,980

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/20(b)	$2,965	$3,024,241
Series H, 5.00%, 11/01/37	2,200	2,264,570
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,240	1,370,882
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	3,150	3,348,009
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/48	1,060	1,198,574
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	620	695,615
Texas City Industrial Development Corp., RB, NRG Energy Project, 4.13%, 12/01/45	145	145,874
Texas Private Activity Bond Surface Transportation Corp., RB, Segment 3C Project, AMT, 5.00%, 06/30/58	385	398,325

		17,187,115

Utah — 0.1%
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/39(a)	100	88,334

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	1,470	1,681,812

Virginia — 1.8%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	570	609,894
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	2,330	2,335,266

		2,945,160

Washington — 8.2%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(b)	1,375	1,420,128
Port of Seattle Washington, ARB, AMT:
Intermediate Lien, Series C, 5.00%, 05/01/37	1,450	1,592,216
Series A, 5.00%, 05/01/43	385	417,444
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,186,010
5.00%, 07/01/37	3,910	4,622,324
5.00%, 07/01/38	650	765,245
State of Washington, GO:
Series C, 5.00%, 02/01/36	1,800	2,165,868
Various Purposes, Series B, 5.25%, 02/01/21(b)	1,075	1,110,292
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	280	222,258

		13,501,785

Wisconsin — 1.1%
Public Finance Authority, Refunding RB:
Penick Village Obligation Group, 5.00%, 09/01/49(a)	165	132,436
The Evergreens Obligated Group, 5.00%, 11/15/49	335	307,999
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	1,205	1,434,564

		1,874,999

Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	330	383,067

Total Municipal Bonds — 135.7% (Cost — $218,330,933)		224,193,585

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts — 32.5%(e)

California — 3.1%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	$4,500	$5,195,002

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(a)(c)(f)	1,901	2,144,615
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(f)	1,000	964,060

		3,108,675

Connecticut — 1.2%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	1,919,147

Illinois — 0.3%
City of Chicago Illinois Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	480	481,210

Louisiana — 4.0%
City of Shreveport Louisiana Water & Sewer Revenue, RB, Junior Lien, Series B (AGM):
4.00%, 12/01/44	2,043	2,208,059
4.00%, 12/01/49	4,105	4,435,907

		6,643,966

Maryland — 4.5%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,499	1,705,501
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	4,894	5,663,837

		7,369,338

Michigan — 4.6%
Michigan Finance Authority, RB, McLaren Health Care(f):
Series A, 4.00%, 02/15/44	1,912	1,981,492
Multi Model-, 4.00%, 02/15/47	2,138	2,216,472
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,420,573

		7,618,537

New York — 4.5%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	4,750,251
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	2,660	2,774,452

		7,524,703

Pennsylvania — 6.8%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	3,650	3,995,290
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(a)(c)(f)	2,996	3,027,894
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38(f)	2,596	2,819,504
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,184	1,349,786

		11,192,474

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.6%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(f)	$2,320	$2,637,794

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.5% (Cost — $52,366,852)		53,690,846

Total Long-Term Investments — 168.2% (Cost — $270,697,785)		277,884,431

	Shares

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(g)(h)	679,697	679,833

Total Short-Term Securities — 0.4% (Cost — $679,562)		679,833

Total Investments — 168.6% (Cost — $271,377,347)		278,564,264

Other Assets Less Liabilities — 1.9%		3,157,102

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.8)%		(29,508,427)

VMTP Shares, at Liquidation Value — (52.7)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$165,212,939

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to August 1, 2027, is $12,013,276. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,454,984	—	(1,775,287	)(b)	679,697	$679,833	$32,260	$880	$271

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,266,899)	$—	$(3,266,899)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$60,918	$—	$60,918

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	10,712,703

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$277,884,431	$—	$277,884,431
Short-Term Securities	679,833	—	—	679,833

	$679,833	$277,884,431	$—	$278,564,264

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(29,367,864)	$—	$(29,367,864)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

	$—	$(116,367,864)	$—	$(116,367,864)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 139.4%

Arizona — 4.7%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/30	$2,685	$2,820,646
Arizona IDA, RB(a):
Academies of Math & Science Projects, Series B, 4.25%, 07/01/27	495	485,174
Academics of Math & Science Projects, 4.00%, 07/01/29	500	470,635
Doral Academy of Nevada-Fire Mesa and Red Rock Campus Projects, Series A, 3.55%, 07/15/29	1,360	1,235,111
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(a)	750	771,930
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A:
5.00%, 07/01/25	300	324,906
5.00%, 07/01/29	175	192,747
City of Phoenix Civic Improvement Corp., RB, AMT, Series B, 5.00%, 07/01/35	4,000	4,641,200
County of Maricopa Arizona IDA, Refunding RB, Honorhealth, Series A:
5.00%, 09/01/32	1,000	1,151,260
5.00%, 09/01/33	800	913,512
5.00%, 09/01/34	1,000	1,133,500
County of Maricopa IDA, Refunding RB, Legacy Traditional School Project, 4.00%, 07/01/29(a)	295	279,545
County of Pima Arizona IDA, RB, Imagine East Mesa Charter Schools Project, 5.00%, 07/01/29(a)	300	292,218
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 07/01/21(b)	1,600	1,675,056
Glendale Union School District No. 205, GO, Series C (BAM):
5.00%, 07/01/24	1,945	2,180,326
5.00%, 07/01/27	500	559,220
Industrial Development Authority of the County of Pima, Refunding RB, American Leadership Academy Project, 4.13%, 06/15/29(a)	350	306,407
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 07/01/27	700	752,892
5.00%, 07/01/32	1,925	2,063,369
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 09/01/35	2,050	2,069,721
University of Arizona, RB, Stimulus Plan For Economic And Educational Developement, 5.00%, 08/01/28	2,000	2,100,280

		26,419,655

Arkansas — 0.7%
City of Benton Arkansas, RB, 5.00%, 06/01/29	1,055	1,201,065
University of Arkansas, Refunding RB, UAMS Campus, 5.00%, 03/01/31	2,315	2,667,250

		3,868,315

California — 5.9%
California Municipal Finance Authority, RB, John Adams Academy, Series A, 4.00%, 10/01/29(a)	420	385,136
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 03/01/25	2,000	2,050,760
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	12,739,266
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/33	6,715	7,634,283
5.00%, 06/01/35	5,785	6,583,504

Security	Par (000)	Value

California (continued)
San Diego County Regional Airport Authority, Refunding RB, Subordinate Revenue Bonds, AMT:
5.00%, 07/01/32	$1,000	$1,187,860
5.00%, 07/01/33	1,030	1,215,081
5.00%, 07/01/34	1,000	1,173,030
State of California, GO, 5.50%, 04/01/28	15	15,048

		32,983,968

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Sub-System, Series A, 5.00%, 12/01/32	5,000	5,624,500
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series B-1, 5.00%, 11/09/22(b)	270	295,628
Commonspirit Health, Series A-2, 5.00%, 08/01/34	1,500	1,657,440
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	500	574,275
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 3.50%, 12/01/29	515	460,884
University of Northern Colorado, Refunding RB, Series A, 5.00%, 06/01/31	2,000	2,274,060

		10,886,787

Connecticut — 3.1%
State of Connecticut, GO, Series A:
5.00%, 04/15/30	5,000	5,879,850
5.00%, 04/15/31	4,000	4,665,600
5.00%, 04/15/34	1,185	1,371,768
State of Connecticut Health & Educational Facility Authority, Refunding RB:
Series G-1, 5.00%, 07/01/27(a)	100	103,838
Series G-1, 5.00%, 07/01/28(a)	100	103,680
Series G-1, 5.00%, 07/01/29(a)	100	103,452
Series G-1, 5.00%, 07/01/30(a)	100	102,833
Series G-1, 5.00%, 07/01/32(a)	150	152,646
Series G-1, 5.00%, 07/01/34(a)	125	126,083
Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(b)	4,530	4,752,695

		17,362,445

Delaware — 1.2%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
5.00%, 07/01/29	880	886,538
5.00%, 07/01/30	1,030	1,032,173
5.00%, 07/01/31	750	747,023
5.00%, 07/01/32	375	370,841
5.00%, 07/01/33	1,190	1,167,319
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,300	2,300,483

		6,504,377

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, 5.00%, 10/01/34	1,500	1,624,995

Florida — 8.8%
Capital Region Community Development District, Refunding, Special Assessment Bonds, Series A-1:
4.13%, 05/01/23	300	293,634
4.63%, 05/01/28	500	476,935
Capital Trust Agency, Inc., RB, Series A:
Advantage Academy of Hillsborough Projects, 5.00%, 12/15/29	400	440,264
Renaissance Charter School, Inc., 4.00%, 06/15/29(a)	625	567,694

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 07/01/21(b)	$10,000	$10,473,900
County of Charlotte Florida IDA, RB, Town & Country Utilities Project, 5.00%, 10/01/29(a)	1,000	1,002,910
County of Escambia Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bond, 5.00%, 08/15/34	2,500	2,708,225
County of Lee Florida Airport Revenue, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/27	1,635	1,688,170
County of Lee Florida Airport Revenue, Refunding RB, Series A, AMT, 5.50%, 10/01/23	1,000	1,043,300
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	3,872,693
6.00%, 10/01/29	3,480	3,881,731
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,532,492
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 07/01/32	1,500	1,593,885
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/28	500	387,375
0.00%, 10/01/29	800	595,200
County of Pinellas Florida IDA, RB, 2017 Foundation for Global Understanding, Inc. Project, 5.00%, 07/01/29	2,200	2,234,782
Escambia County Health Facilities Authority, Refunding RB, Baptist Health Care Corporation Obligated Group, Series A, 5.00%, 08/15/31	1,000	1,118,460
Esplanade Lake Club Community Development District, Special Assessment Bonds:
Series A-1, 3.63%, 11/01/30	370	345,462
Series A-2, 3.63%, 11/01/30	250	233,423
Florida Development Finance Corp., RB, Waste Pro USA, Inc., AMT, 5.00%, 05/01/29(a)	1,510	1,485,266
Florida Gulf Coast University Financing Corp., Refunding RB, Financing Corporation Housing Project:
5.00%, 02/01/34	800	958,176
5.00%, 02/01/35	850	1,010,319
Harbor Bay Community Development District, Refunding, Special Assessment Bonds, Series A-2:
3.30%, 05/01/29	260	230,781
3.30%, 05/01/29	700	621,509
Harbor Bay Community Development District, Series A-1, 3.30%, 05/01/29	600	532,722
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Cresswind Project, 3.60%, 05/01/24	190	184,672
Cresswind Project, 3.80%, 05/01/29	280	261,069
Del Webb Project, 3.65%, 05/01/22(a)	320	315,245
Del Webb Project, 4.30%, 05/01/27(a)	520	505,523
Lake Club Phase 4 project, 3.60%, 05/01/24	345	335,302
Lake Club Phase 4 project, 3.80%, 05/01/29	505	470,806
Lakewood National and Polo Run Projects, 4.00%, 05/01/22	645	638,627
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 05/01/24	905	896,683
Osceola Chain Lakes Community Development District, Special Assessment Bonds, 3.50%, 05/01/30	350	326,729
Sarasota County Health Facilities Authority, RB, Sunnyside Village Project, 5.00%, 05/15/33	610	605,388
Southern Groves Community Development District No. 5, Refunding, Special Assessment Bonds, 3.25%, 05/01/29	300	289,554
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/49(d)(e)	143	90,783

Security	Par (000)	Value

Florida (continued)
Talavera Community Development District, Special Assessment Bonds:
3.50%, 05/01/25	$365	$356,660
3.85%, 05/01/30	540	515,408
Tolomato Community Development District, Refunding, Special Assessment Bonds, Series A-2, 3.85%, 05/01/29	180	173,254

		49,295,011

Georgia — 5.5%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	8,315	9,678,161
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 5.00%, 04/01/32	1,250	1,396,612
Main Street Natural Gas, Inc., RB, Series A:
5.50%, 09/15/28	2,500	2,980,275
5.00%, 05/15/33	5,000	5,548,550
5.00%, 05/15/34	5,250	5,780,880
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
5.00%, 01/01/34	700	744,702
5.00%, 01/01/35	1,225	1,292,853
Municipal Electric Authority of Georgia, Refunding RB, Series A:
5.00%, 01/01/34	2,295	2,525,074
5.00%, 01/01/35	925	1,010,683

		30,957,790

Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 07/01/29	5,000	5,027,300

Illinois — 15.6%
Chicago Board of Education, GO, Refunding:
CAB, Series A, 0.00%, 12/01/25(c)	420	335,038
Series A, 5.00%, 12/01/29	1,110	1,115,694
Series A, 5.00%, 12/01/30	1,325	1,324,934
Series C, 5.00%, 12/01/26	4,730	4,806,626
Chicago Board of Education, GO, Refunding Dedicated Revenues, Series D, 5.00%, 12/01/26	4,185	4,252,797
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/32	5,000	5,247,550
5.50%, 01/01/32	1,500	1,587,210
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Series C, AMT:
5.25%, 01/01/28	1,350	1,439,343
5.25%, 01/01/29	3,020	3,216,421
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB, 5.00%, 01/01/32	3,745	4,077,968
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series A, AMT, 5.00%, 01/01/23	13,000	13,847,990
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	3,903,870
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	1,000	1,000,730
Illinois Finance Authority, Refunding RB, CHF-Chicago, LLC-University of Illinois at Chicago:
5.00%, 02/15/28	810	859,378
5.00%, 02/15/29	400	423,868
5.00%, 02/15/30	500	525,315
5.00%, 02/15/31	500	519,210
5.00%, 02/15/32	500	514,690

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 05/01/30	$475	$475,048
5.00%, 05/01/31	500	500,050
5.00%, 05/01/32	500	500,050
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 5.00%, 12/15/28	1,200	1,170,840
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 06/01/21(b)	3,500	3,674,545
State of Illinois, GO:
5.25%, 02/01/30	5,000	4,911,450
5.00%, 04/01/31	1,000	949,540
5.00%, 05/01/31	10,010	9,495,686
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	470	461,244
State of Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare Enterprises, Inc.:
5.00%, 03/01/30	550	622,765
5.00%, 03/01/32	920	1,028,275
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/34	9,140	9,855,936
State of Illinois Toll Highway Authority, Refunding RB, Senior Series A, 5.00%, 12/01/31	4,220	4,775,858

		87,419,919

Indiana — 2.7%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 01/01/21	4,800	4,879,104
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	10,552,700

		15,431,804

Iowa — 0.9%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 04/01/23	695	716,913
5.25%, 04/01/24	730	752,878
5.25%, 04/01/25	520	536,125
5.25%, 04/01/26	360	371,038
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 09/01/20(b)	1,565	1,585,987
Upper Iowa University Project, 5.00%, 09/01/20(f)	465	470,873
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series A, 5.00%, 12/01/26	775	879,912

		5,313,726

Kansas — 1.2%
County of Seward Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(b)	3,990	4,359,793
5.00%, 09/01/33	1,005	1,093,722
5.00%, 09/01/33	1,005	1,093,721

		6,547,236

Kentucky — 0.5%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Catholic Health Initiatives(b):
5.00%, 06/01/22	120	129,018
Series A, 5.00%, 06/01/22	2,750	2,956,663

		3,085,681

Louisiana — 3.3%
Calcasieu Parish Memorial Hospital Service District, Refunding RB, Lake Charles Memorial Hospital Project, 5.00%, 12/01/34	200	205,108

Security	Par (000)	Value

Louisiana (continued)
City of Bossier City Louisiana Utilities Revenue, Refunding RB, 5.00%, 10/01/32	$2,000	$2,287,060
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project(b):
5.00%, 12/01/21	3,445	3,668,443
5.00%, 12/01/21	3,715	3,955,955
New Orleans Aviation Board, RB, Series A, 5.00%, 01/01/33	1,000	1,106,250
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, 4.00%, 05/01/34	3,000	3,135,480
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/28	3,660	4,035,369

		18,393,665

Maine — 0.6%
Finance Authority of Maine, Refunding RB, Series A-1, AMT:
5.00%, 12/01/28	1,000	1,152,990
3.00%, 12/01/29	2,300	2,249,998

		3,402,988

Maryland — 1.5%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds, Harbor Point Project, Senior Lien, Series A(a):
2.95%, 06/01/27	175	158,272
3.05%, 06/01/28	190	169,999
3.15%, 06/01/29	200	177,346
City of Baltimore Maryland, Series B, 3.38%, 06/01/29(a)	285	244,128
City of Rockville Maryland, RB, Ingleside King Farm Project, 3.50%, 11/01/26	1,825	1,648,650
Maryland Economic Development Corp., Refunding RB, Transportation Facilities Project, Series A:
5.00%, 06/01/29	1,835	1,929,356
5.00%, 06/01/30	1,015	1,063,750
5.00%, 06/01/31	1,000	1,040,570
5.00%, 06/01/32	1,000	1,029,530
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 07/01/22(b)	1,140	1,234,700

		8,696,301

Massachusetts — 1.6%
Collegiate Charter School of Lowell, RB, 5.00%, 06/15/29	490	474,751
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, Series A, 5.00%, 01/01/31	1,730	1,891,928
Suffolk University, 5.00%, 07/01/29	2,700	3,080,943
Suffolk University, 5.00%, 07/01/30	3,125	3,555,750

		9,003,372

Michigan — 2.8%
City of Detroit Michigan, GO:
5.00%, 04/01/26	265	268,204
5.00%, 04/01/27	210	212,024
5.00%, 04/01/28	235	236,718
5.00%, 04/01/29	235	236,217
5.00%, 04/01/30	180	183,863
5.00%, 04/01/31	265	265,368
5.00%, 04/01/32	225	225,052
5.00%, 04/01/33	295	294,587
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 05/01/25	1,000	1,035,730
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	4,000	4,493,800
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,642,500

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, RB, I -75 Improvement Projects, AMT:
5.00%, 06/30/33	$2,415	$2,525,728
5.00%, 12/31/33	2,000	2,082,660
Michigan Strategic Fund, Refunding RB, Holland Home Obligated Group:
5.00%, 11/15/29	440	438,662
5.00%, 11/15/34	490	472,282

		15,613,395

Minnesota — 2.1%
City of Minneapolis Minnesota, RB, YMCA of the Greater Twin Cities Project:
4.00%, 06/01/30	150	161,696
4.00%, 06/01/31	50	53,490
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/33	2,370	2,612,048
County of St. Paul Minnesota Housing & Redevelopment Authority, RB, Great River School Project, Series A, 4.75%, 07/01/29(a)	250	238,362
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
5.00%, 02/15/33	1,000	1,115,450
5.00%, 02/15/34	1,185	1,311,451
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 08/01/36	1,000	1,046,250
Series C, 5.00%, 08/01/27	1,390	1,554,103
Series C, 5.00%, 08/01/28	740	826,506
Series C, 5.00%, 08/01/29	1,555	1,735,427
Series C, 5.00%, 08/01/30	835	931,159

		11,585,942

Missouri — 0.3%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	350	330,887
St. Louis County Industrial Development Authority, Refunding RB, Friendship Village St. Louis Obligated Group:
5.00%, 09/01/27	360	347,270
5.00%, 09/01/32	1,015	922,797

		1,600,954

Montana — 0.1%
County of Yellowstone Montana School District No. 2 Billings, GO, 5.00%, 06/15/30	500	567,240

Nebraska — 0.7%
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Nebraska Methodist Health System, 5.00%, 11/01/30	800	897,272
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/30	1,000	1,062,440
5.00%, 01/01/32	2,000	2,121,800

		4,081,512

Nevada — 1.3%
City of Las Vegas NV Special Improvement District No. 814, Special Assessment Bonds, Summerlin Villages 21 & 24A:
3.50%, 06/01/28	160	146,603
3.25%, 06/01/30	350	304,815
City of Reno Nevada, Refunding RB, Series A-1 (AGM), 5.00%, 06/01/31	1,000	1,206,390
County of Clark Nevada Department of Aviation, Refunding RB, Subordinate Lien, Series A-2, 5.00%, 07/01/33	5,000	5,538,000

		7,195,808

Security	Par (000)	Value

New Hampshire — 0.3%
New Hampshire Business Finance Authority, RB, VRDN, Casella Waste Systems, Inc. Project, AMT, 2.95%, 04/01/29(a)	$1,000	$867,050
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project, Series A, AMT, 4.00%, 11/01/27(a)	795	742,037

		1,609,087

New Jersey — 24.6%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20(f)	698	711,660
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	6,040	6,004,968
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond AMT:
5.50%, 01/01/26	1,500	1,639,650
5.50%, 01/01/27	1,000	1,092,100
New Jersey EDA, Refunding ARB, Port Newark Container Terminal LLC Project, AMT:
5.00%, 10/01/26	2,135	2,199,221
5.00%, 10/01/27	1,680	1,728,048
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,051,570
School Facilities Construction, Series EE, 5.00%, 09/01/23	3,465	3,495,076
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 06/15/28	10,000	10,183,600
New Jersey Educational Facilities Authority, Refunding RB, The College of New Jersey Issue, Series G, 5.00%, 07/01/30	5,000	5,643,350
New Jersey Higher Education Student Assistance Authority, Refunding RB:
AMT, Series B, 5.00%, 12/01/27	1,000	1,165,670
AMT, Series B, 5.00%, 12/01/28	1,000	1,170,000
Series 1, AMT, 5.50%, 12/01/26	635	664,813
Series 1B, AMT, 2.95%, 12/01/28	375	376,736
Student Loan, Series 1A, 4.75%, 12/01/21	880	880,387
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	13,615,200
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/29	6,000	6,530,400
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,177,780
Series B, 5.25%, 06/15/26	3,500	3,544,100
Transportation Program, Series AA, 5.25%, 06/15/31	12,000	12,172,940
Transportation Program, Series AA, 5.25%, 06/15/32	2,250	2,291,085
Transportation Programs Bonds, Series AA, 5.00%, 06/15/35	3,000	2,990,100
Transportation System, Series A, 5.25%, 06/15/21(b)	3,185	3,346,702
Transportation System, Series B, 5.50%, 06/15/31	11,780	11,869,999
Transportation System, Series C, 5.25%, 06/15/32	10,000	10,166,600
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	1,695	1,845,669
Transportation System, 5.00%, 12/15/33	2,285	2,293,317
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,350,848
5.00%, 12/01/25	1,345	1,493,219
South Jersey Port Corp., ARB, Subordinated Marine Terminal, Series B, AMT:
5.00%, 01/01/29	250	261,648

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
5.00%, 01/01/30	$200	$208,796
5.00%, 01/01/31	350	362,464
5.00%, 01/01/32	425	436,492
State of New Jersey, GO, Various Purposes, 5.00%, 06/01/28	5,000	5,759,300
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	850	986,425
5.00%, 06/01/32	11,980	13,698,651
Tobacco Settlement Bonds, 5.00%, 06/01/33	220	249,568

		137,658,152

New Mexico — 1.3%
Albuquerque Municipal School District No. 12, GO, Series 2017, 5.00%, 08/01/30	1,250	1,478,763
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/34	170	154,370
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,784,468
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, Series A, 5.00%, 08/01/31	2,500	2,785,050

		7,202,651

New York — 9.0%
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 4.88%, 05/01/31(a)	450	441,617
Build NYC Resource Corp., Refunding RB, Manhattan College Project, 5.00%, 08/01/35	665	745,791
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A:
4.00%, 06/01/22	800	815,856
4.50%, 06/01/27	1,710	1,845,586
5.00%, 06/01/35	415	441,456
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(b)	5,695	6,430,566
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	5,717,353
5.00%, 11/01/30	655	682,838
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/21(b)	2,300	2,449,063
Sub-Series B-4, 5.00%, 11/15/21(b)	1,500	1,597,230
Transportation, Sub-Series A-1, 5.00%, 11/15/40	2,355	2,427,605
Transportation, Sub-Series D-1, 5.00%, 11/15/39	2,645	2,724,059
Niagara Area Development Corp., Refunding RB, Covanta Project, Series B, 3.50%, 11/01/24(a)	1,000	947,740
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	865	876,850
State of New York Dormitory Authority, RB, Series A:
Fordham University, 5.25%, 07/01/21(b)	900	946,557
Icahn School of Medicine at Mount Sinai, 5.00%, 07/01/32	9,000	10,024,560
State of New York Dormitory Authority, Refunding RB:
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,060	3,364,623
Orange Regional Medical Center, 5.00%, 12/01/27(a)	900	996,948
Orange Regional Medical Center, 5.00%, 12/01/28(a)	1,800	1,992,204
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project(h):
5.00%, 09/01/32	3,000	3,689,940
5.00%, 09/01/33	860	1,049,243

		50,207,685

Security	Par (000)	Value

North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	$1,500	$1,597,770

Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 1, Series A-2:
4.00%, 06/01/37	1,000	1,070,510
4.00%, 06/01/38	1,000	1,070,540
4.00%, 06/01/39	1,000	1,061,720
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Bon Secours Mercy Health, 5.00%, 12/01/35	850	995,044
Ohio Air Quality Development Authority, Refunding RB, Ohio Valley Electric Corp., 3.25%, 09/01/29	1,550	1,416,313
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	6,000	6,462,420

		12,076,547

Oklahoma — 1.3%
Oklahoma City Public Property Authority, Refunding RB, Oklahoma City Fairgrounds:
5.00%, 10/01/27	1,190	1,402,308
5.00%, 10/01/28	1,265	1,487,400
5.00%, 10/01/29	1,400	1,641,752
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/29	1,200	1,277,748
5.00%, 08/15/33	1,305	1,356,743

		7,165,951

Oregon — 1.2%
County of Klamath Oregon School District, GO:
5.00%, 06/15/30	1,000	1,113,050
5.00%, 06/15/31	1,000	1,111,980
County of Umatilla Oregon School District No. 16R Pendleton, GO, Series A, 5.00%, 06/15/24(b)	2,000	2,310,260
State of Oregon, GO, Series H, 5.00%, 05/01/22(b)	2,000	2,159,740

		6,695,030

Pennsylvania — 6.7%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(a):
5.00%, 05/01/22	1,055	1,071,268
5.00%, 05/01/23	490	499,545
5.00%, 05/01/28	835	860,977
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	2,000	2,305,080
5.00%, 06/01/34	3,750	4,307,212
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,654,935
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	2,850,228
5.00%, 11/01/26	2,375	2,505,744
Pennsylvania Economic Development Financing Authority, RB:
PA Bridges Finco LP, AMT, 5.00%, 12/31/28	115	119,173
UPMC, Series A-1, 5.00%, 04/15/35	1,450	1,671,386
UPMC, Series A-1, 4.00%, 04/15/36	1,545	1,615,931
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/21(b)	4,000	4,275,440
Pennsylvania Turnpike Commission, Refunding RB:
Second Series, 5.00%, 12/01/30	2,620	3,048,868
Sub-Series B, 5.00%, 06/01/32	5,000	5,722,850
School District of Philadelphia, GOL, Series A:
5.00%, 09/01/30	1,200	1,472,772
5.00%, 09/01/31	1,000	1,217,460

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
5.00%, 09/01/32	$1,200	$1,450,320

		37,649,189

Puerto Rico — 3.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/27(c)	11,551	8,740,526
CAB, Series A-1, 0.00%, 07/01/29(c)	446	304,962
Series A-1, 4.50%, 07/01/34	4,365	4,297,386
Series A-2, 4.33%, 07/01/40	1,919	1,707,238
Series B-1, 0.00%, 07/01/27(c)	2,521	1,904,364
Series B-1, 0.00%, 07/01/29(c)	4,466	3,086,765

		20,041,241

Rhode Island — 1.8%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,066,440
Rhode Island Health & Educational Building Corp., RB:
Brown University Issue, 5.00%, 09/01/32	2,000	2,238,200
City of Newport Issue Financing Program, Series C, 5.00%, 05/15/30	2,305	2,486,219
Rhode Island Student Loan Authority, RB, AMT, Senior Program, Series A:
5.00%, 12/01/27	1,000	1,173,030
5.00%, 12/01/28	1,000	1,187,560
Rhode Island Student Loan Authority, Refunding RB, Senior Series A, AMT:
5.00%, 12/01/24	750	835,973
5.00%, 12/01/25	850	964,784

		9,952,206

South Carolina — 2.6%
South Carolina Jobs-Economic Development Authority, Refunding RB, The Woodlands at Furman, 4.00%, 11/15/27	825	762,869
South Carolina Public Service Authority, Refunding RB, Series A:
5.00%, 12/01/30	5,500	6,178,205
5.00%, 12/01/31	5,660	6,312,881
5.00%, 12/01/32	200	221,592
5.00%, 12/01/33	800	879,504

		14,355,051

Tennessee — 1.5%
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	205	200,248
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Trevecca Nazarene University Project:
5.00%, 10/01/29	350	403,858
5.00%, 10/01/34	450	507,645
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 06/01/31(i)	2,715	2,720,837
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/35	4,000	4,373,160

		8,205,748

Texas — 9.7%
City of Grapevine Texas, GO, 5.00%, 02/15/33	5,685	6,254,580
City of Houston Texas Airport System Revenue, Refunding ARB, AMT:
Sub-Series A, 5.00%, 07/01/31	1,430	1,596,381
Sub-Series A, 5.00%, 07/01/32	1,515	1,682,695

Security	Par (000)	Value

Texas (continued)
Subordinate Lien, Series A, 5.00%, 07/01/25	$1,500	$1,550,100
Subordinate Lien, Series A, 5.00%, 07/01/32	1,010	1,058,642
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/33	8,485	9,863,897
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	8,290	8,524,856
Dallas-Fort Worth International Airport, Refunding RB, AMT(b):
Series E, 5.00%, 11/01/20	1,185	1,208,913
Series E, 5.00%, 11/01/20	1,660	1,694,379
Series F, 5.00%, 11/01/20	6,345	6,469,108
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,047,280
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(a)	1,475	1,449,497
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(a):
3.63%, 08/15/22	100	97,128
4.25%, 08/15/27	160	148,096
Red River Education Financing Corp., RB, Texas Christian University Project, 5.00%, 03/15/23(b)	1,340	1,493,979
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	2,918,497
Socorro Independent School District, GO, Refunding, (PSF-GTD), 5.00%, 08/15/32	90	90,956
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 08/01/28	1,585	1,744,403
5.25%, 08/01/29	1,720	1,891,880
5.25%, 08/01/33	3,000	3,292,470

		54,077,737

U.S. Virgin Islands — 0.8%
Virgin Islands Public Finance Authority, Refunding RB, Series A (AGM), 5.25%, 10/01/24	4,300	4,510,829

Utah — 1.0%
Salt Lake City Corp. Airport Revenue, ARB, AMT, Series A, 5.00%, 07/01/33	3,500	4,000,920
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 3.63%, 06/15/29(a)	480	427,834
Utah Charter School Finance Authority, Refunding RB, Freedom Academy Foundation Project, 4.50%, 06/15/27(a)	1,500	1,450,410

		5,879,164

Vermont — 1.1%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	6,127,121

Washington — 0.4%
Washington State Housing Finance Commission, Refunding RB, Horizon House Project(a):
5.00%, 01/01/27	750	790,995
5.00%, 01/01/28	1,560	1,641,697

		2,432,692

West Virginia — 0.3%
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/21(b)	1,500	1,584,930

Wisconsin — 1.5%
Public Finance Authority, RB:
Piedmont Community Charter School, 5.00%, 06/15/34	430	471,005
Roseman University of Health Science Project, 5.00%, 04/01/30(a)	500	492,415

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB:
AMT, National Gypsum Co., 5.25%, 04/01/30	$2,410	$2,397,926
Penick Village Obligation Group, 4.00%, 09/01/29(a)	155	138,923
Wisconsin Airport Facilities, Senior Obligated Group, Series B, AMT, 5.25%, 07/01/28	4,765	4,964,129

		8,464,398

Total Municipal Bonds — 139.4% (Cost — $765,702,185)		780,363,365

Municipal Bonds Transferred to Tender Option Bond Trusts — 27.6%(g)

California — 6.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate, 4.00%, 04/01/31(j)	8,080	9,169,346
State of California, GO, Refunding Water Utility Authority, 5.00%, 10/01/35	12,500	14,457,248
State of California, GO, Refunding, Various Purpose, 4.00%, 03/01/37(j)	10,775	12,161,954

		35,788,548

Iowa — 1.4%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series C, 4.13%, 02/15/35	7,500	7,783,575

Massachusetts — 3.4%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System:
5.00%, 07/01/32	7,500	8,767,875
Series L, 5.00%, 07/01/21(b)	10,175	10,676,540

		19,444,415

Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 08/01/20(b)	10,525	10,609,723

New Jersey — 1.6%
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F, AMT, Series BB:
3.65%, 04/01/28	4,662	5,068,711
3.70%, 10/01/28	3,613	3,927,937

		8,996,648

New York — 8.4%
City of New York, GO, Sub-Series 1-I, 5.00%, 03/01/32	7,009	7,834,175
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, Sub-Series B-1, 5.00%, 08/01/36	9,444	10,898,140
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/32	4,009	4,381,486
Consolidated, Series 169th, 5.00%, 10/15/26	5,530	5,761,873
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,769,366
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/36(j)	5,505	6,340,824
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	5,501	5,986,924

		46,972,788

Texas — 1.5%
Pflugerville Independent School District, GO, (PSF-GTD), 5.00%, 02/15/24(b)	7,500	8,609,700

Security	Par (000)	Value

Washington — 3.0%
Port of Seattle Washington, ARB, AMT, Series A, 5.00%, 05/01/34	$15,000	$16,657,500

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.6% (Cost — $149,622,399)		154,862,897

Total Long-Term Investments — 167.0% (Cost — $915,324,584)		935,226,262

Total Investments — 167.0% (Cost — $915,324,584)		935,226,262

Other Assets Less Liabilities — 0.8%		4,106,191

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.5)%		(92,298,664)

VMTP Shares, at Liquidation Value — (51.3)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$559,933,789

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	When-issued security.
(i)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024 to March 1, 2028, is $17,439,023. See Note 4 of the Notes to Financial Statements for details.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class(c)	3,435,688	—	(3,435,688	)(b)	—	$—	$21,361	$1,215	$343

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer an affiliate of the Fund.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,848,980)	$—	$(5,848,980)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$247,081	$—	$247,081

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — short	$28,838,760

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$935,226,262	$—	$935,226,262

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(92,013,580)	$—	$(92,013,580)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(379,113,580)	$—	$(379,113,580)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments April 30, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 131.1%

Alabama — 1.7%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$805	$881,547
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,028,811

		4,910,358

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	175	175,173

Arizona — 1.0%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,685	1,537,630
City of Phoenix Civic Improvement Corp., ARB, Series A, 4.00%, 07/01/45	1,295	1,295,479

		2,833,109

Arkansas — 0.7%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	2,455	2,096,447

California — 6.2%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	2,095	3,302,307
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	1,170	1,187,246
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	890	970,216
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 4.00%, 12/31/47	1,475	1,410,749
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	145	156,606
5.25%, 08/15/49	370	392,096
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	225	250,704
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,495	1,511,968
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	290	288,361
5.00%, 12/01/46	455	445,158
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	2,320	2,324,269
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/23(b)	360	425,214
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	2,745	2,677,967
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 08/01/42(c)	2,000	1,036,620
State of California, GO, Various Purposes, 6.00%, 03/01/33	850	852,941
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	775	843,580

		18,076,002

Colorado — 1.8%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	1,705	2,110,807

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	$1,765	$1,714,680
State of Colorado, COP, Building Excellent Schools, Series O, 4.00%, 03/15/44	1,275	1,402,525

		5,228,012

Connecticut — 1.1%
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,120	3,252,943

Delaware — 2.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,137,926
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	1,165	1,297,507
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,065,854

		6,501,287

District of Columbia — 6.0%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	435	482,254
Kipp Charter School, Series A, 6.00%, 07/01/23(b)	240	276,043
The Catholic University of America Issue, 5.00%, 10/01/48	2,315	2,580,762
Metropolitan Washington Airports Authority, Refunding ARB:
Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	2,010	2,064,029
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	6,515	3,849,648
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC)(c):
0.00%, 10/01/33	6,590	4,292,726
0.00%, 10/01/34	4,830	2,994,504
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B, 4.00%, 10/01/53	765	730,529

		17,270,495

Florida — 6.1%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	450	457,965
5.00%, 05/01/48	1,120	1,118,398
County of Collier Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,473,973
County of Collier Health Facilities Authority, RB, Moorings, Inc., Series A, 5.00%, 05/01/48	1,190	1,359,980
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	1,165	1,186,308
County of Palm Beach Health Facilities Authority, RB, Acts Retirement-Life Communities, Inc., 5.00%, 11/15/45	4,500	4,542,705
County of Volusia Educational Facility Authority, Refunding RB, Embry Riddle Aeronautical Project:
5.00%, 10/15/44	575	642,752
5.00%, 10/15/49	1,175	1,314,238
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	3,015	3,280,833
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 05/01/43	2,135	2,171,252

		17,548,404

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 4.7%
Country of Fulton Development Authority, Refunding RB, Robert W. Woodruff Arts Center, Inc. Project, 4.00%, 03/15/44	$5,000	$5,341,500
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	515	562,890
Glynn-Brunswick Memorial Hospital Authority, RB, Southeast Georgia Health System Project, 5.00%, 08/01/47	2,500	2,596,925
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	490	558,287
5.00%, 05/15/36	490	556,380
5.00%, 05/15/37	540	615,546
5.00%, 05/15/38	295	334,046
5.00%, 05/15/49	985	1,143,733
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 4.00%, 01/01/49	1,560	1,402,549
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	610	586,899

		13,698,755

Hawaii — 0.5%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	1,355	1,363,740

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	745	820,260

Illinois — 15.1%
Chicago Board of Education, GO, Series D:
Dedicated Revenues, Series H, 5.00%, 12/01/36	450	433,773
Project, Series C, 5.25%, 12/01/35	1,465	1,451,185
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/25	815	831,830
Dedicated Revenues, Series F, 5.00%, 12/01/24	615	629,729
Dedicated Revenues, Series G, 5.00%, 12/01/34	450	434,399
Series C, 5.00%, 12/01/25	645	658,319
Chicago Board of Education, GO:
5.00%, 12/01/46	535	481,559
5.00%, 12/01/46	1,380	1,193,590
City of Chicago Illinois, O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	5,865	6,084,058
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	770	770,770
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,104,044
City of Chicago Illinois Waterworks, Refunding RB:
2nd Lien (AGM), 5.25%, 11/01/33	260	260,655
2nd Lien Project, 5.00%, 11/01/42	915	920,243
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	815,819
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	200	198,326
5.00%, 02/15/50	100	98,672
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	870	774,752
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50	1,340	1,115,831
Series B (AGM), 0.00%, 06/15/43(c)	5,175	1,829,414
Series B (AGM), 5.00%, 06/15/50	4,315	4,325,356
Series B-2, 5.00%, 06/15/50	2,500	2,500,075

Security	Par (000)	Value

Illinois (continued)
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	$1,140	$1,203,031
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	180	185,240
Series A (NPFGC), 6.70%, 11/01/21	1,765	1,858,722
Series C (NPFGC), 7.75%, 06/01/20	505	507,399
State of Illinois, GO:
5.00%, 02/01/39	1,540	1,367,104
Series A, 5.00%, 04/01/35	3,000	2,712,780
Series A, 5.00%, 04/01/38	3,490	3,107,670
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	2,800	3,065,132
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	985	1,019,987
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	1,975	1,979,957

		43,919,421

Indiana — 3.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	790	826,624
7.00%, 01/01/44	1,905	1,996,249
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,453,217
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	450	460,544
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,430	1,467,752
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	405	414,931
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,384,871

		10,004,188

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	2,810	2,679,223
Midwestern Disaster Area, 5.88%, 12/01/26(a)	410	416,084

		3,095,307

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	995	1,095,207
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	1,235	1,374,740
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(e)	1,200	1,121,256

		3,591,203

Louisiana — 3.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,361,733
Louisiana Public Facilities Authority, Refunding RB, Tulane University of Louisiana Project, 4.00%, 12/15/50	2,000	2,007,860
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,020	1,021,428
5.25%, 05/15/31	870	893,333
5.25%, 05/15/32	1,110	1,165,922
5.25%, 05/15/33	1,205	1,265,009

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) April 30, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
5.25%, 05/15/35	$505	$535,416

		10,250,701

Maryland — 0.6%
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	750	754,327
Maryland Health & Higher Educational Facilities Authority, RB:
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	420	462,428
University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(f)	525	577,322

		1,794,077

Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB, New Bridge Charles, Inc.(a):
4.00%, 10/01/32	215	182,554
4.13%, 10/01/42	470	380,305
5.00%, 10/01/57	340	292,203
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, 3.25%, 12/01/54	2,030	1,992,506
Massachusetts Housing Finance Authority, RB, M/F Housing, Series C-1, 3.15%, 12/01/49	550	530,800

		3,378,368

Michigan — 4.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	4,425	4,698,775
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 05/15/36	620	620,701
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	880	914,012
Series A, 4.00%, 12/01/49	810	832,380
Trinity Health Credit Group, 5.00%, 12/01/48	2,000	2,235,000
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	990	1,172,328
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	1,070	1,077,501

		11,550,697

Minnesota — 1.5%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,020	2,051,976
5.25%, 02/15/53	2,045	2,234,674

		4,286,650

Mississippi — 3.2%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 04/01/22	3,000	3,239,970
State of Mississippi, RB, Series A:
5.00%, 10/15/37	1,000	1,102,390
4.00%, 10/15/38	5,000	5,028,250

		9,370,610

Missouri — 2.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	274,561
State of Missouri Health & Educational Facilities Authority, RB, Kansas City Art Institute, 5.00%, 09/01/48	2,610	2,800,191

Security	Par (000)	Value

Missouri (continued)
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	$2,570	$2,843,756
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	245	256,184

		6,174,692

Nebraska — 0.8%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	1,445	1,529,056
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	825	878,262

		2,407,318

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	1,545	1,385,077
Series C, AMT, 4.88%, 11/01/42	805	727,696

		2,112,773

New Jersey — 14.6%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	1,675	1,611,853
5.25%, 11/01/44	1,525	1,417,671
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	1,085	1,087,582
New Jersey EDA, RB:
School Facilities Construction, 5.00%, 06/15/49	2,295	2,182,568
Series EEE, 5.00%, 06/15/48	3,690	3,514,946
Transit transportation Project, 4.00%, 11/01/38	510	452,778
Transit transportation Project, 4.00%, 11/01/39	405	358,133
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,425	1,333,928
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	2,240	2,183,798
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	740	778,221
Series E, 5.00%, 01/01/45	2,615	2,839,315
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 4.00%, 06/15/50	1,490	1,272,952
Series BB, 5.00%, 06/15/50	4,120	3,914,865
Transportation Program, Series AA, 5.00%, 06/15/44	445	429,946
Transportation Program, Series AA, 5.00%, 06/15/44	825	797,090
Transportation System, Series A, 5.50%, 06/15/21(b)	1,635	1,724,778
Transportation System, Series B, 5.25%, 06/15/36	2,460	2,464,797
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	525	559,482
Sub-Series B, 5.00%, 06/01/46	13,345	13,415,995

		42,340,698

New York — 9.8%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	1,960	2,059,313
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,800	1,795,500
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,960	1,791,616
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,910	1,909,962
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	11,257,258

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(a):
Class 1, 5.00%, 11/15/44	$2,860	$2,636,033
Class 2, 5.15%, 11/15/34	340	325,904
Class 2, 5.38%, 11/15/40	850	835,661
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,185,900
6.00%, 12/01/42	1,250	1,257,575
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	1,780	2,105,740
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,310	1,381,277

		28,541,739

North Carolina — 0.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	595	628,743
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapel Hills, 5.00%, 02/01/49	530	677,732

		1,306,475

North Dakota — 0.4%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	950	1,034,882

Ohio — 2.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior:
Class 1, Series A-2, 4.00%, 06/01/37	285	305,095
Class 1, Series A-2, 4.00%, 06/01/38	285	305,104
Class 1, Series A-2, 4.00%, 06/01/39	285	302,590
Class 1, Series A-2, 4.00%, 06/01/48	755	745,397
Class 2, Series B-2, 5.00%, 06/01/55	2,735	2,419,600
County of Franklin Ohio, RB:
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/22(b)	40	44,523
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	620	630,081
Series A, 4.00%, 12/01/49	505	532,235
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	400	444,944
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	730	663,234
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	275	301,716

		6,694,519

Oklahoma — 1.9%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	2,050	2,217,239
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	1,155	1,210,879
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	1,950	2,119,357

		5,547,475

Pennsylvania — 3.5%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(a):
5.00%, 05/01/28	205	206,423
5.13%, 05/01/32	230	229,634
5.38%, 05/01/42	435	415,795

Security	Par (000)	Value

Pennsylvania (continued)
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	$635	$657,181
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	555	558,358
5.00%, 09/01/43	1,220	1,339,231
Lancaster IDA, RB, Willow Valley Communities Project, 5.00%, 12/01/49	1,300	1,390,467
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	856,171
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,035	888,154
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/49	2,305	2,428,271
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,189,543

		10,159,228

Puerto Rico — 5.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	675	675,533
5.63%, 05/15/43	690	679,719
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,430	2,308,135
5.13%, 07/01/37	695	656,212
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	720	714,038
6.00%, 07/01/44	1,305	1,304,765
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/51(c)	1,971	343,230
Series A-1, 4.75%, 07/01/53	1,554	1,399,890
Series A-1, 5.00%, 07/01/58	5,954	5,561,155
Series A-2, 4.33%, 07/01/40	85	75,914
Series A-2, 4.78%, 07/01/58	2,941	2,647,459

		16,366,050

Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	820	863,156
Series B, 4.50%, 06/01/45	2,645	2,696,181
Series B, 5.00%, 06/01/50	2,945	3,077,702

		6,637,039

South Carolina — 6.6%
South Carolina Jobs EDA, Refunding RB:
Anmed Health Project, 5.00%, 02/01/36	2,505	2,761,362
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	3,060	3,300,761
State of South Carolina Ports Authority, ARB, 5.25%, 07/01/20(b)	3,280	3,302,796
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	6,522,619
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	1,430	1,492,991
Series E, 5.25%, 12/01/55	1,735	1,837,018

		19,217,547

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) April 30, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 1.0%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	$995	$1,102,400
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	160	155,438
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	690	747,339
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	955	1,018,059

		3,023,236

Texas — 7.3%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(b)	2,140	2,217,810
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	775	767,049
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,380,260
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	745	822,547
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	670	685,919
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	455	527,331
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	4,545	5,038,087
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	1,000	957,080
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic Center, Series A, 5.00%, 08/15/46(a)	1,980	1,674,981
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	925	998,658
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	2,470	2,916,922
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,004,840
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	1,140	1,152,483

		21,143,967

Utah — 0.7%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/47	915	991,878
5.00%, 07/01/48	875	963,043

		1,954,921

Virginia — 1.9%
County of Front Royal & Warren IDA, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	1,160	1,189,986
Lexington Industrial Development Authority, RB, Kendal st Lexington, Series A, 5.00%, 01/01/48	820	724,954

Security	Par (000)	Value

Virginia (continued)
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	$1,615	$1,643,182
6.00%, 01/01/37	1,940	1,999,810

		5,557,932

Washington — 1.8%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,465	1,588,456
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	755	800,662
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	2,290	2,454,880
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	340	330,307

		5,174,305

Total Municipal Bonds — 131.1% (Cost — $376,077,435)		380,411,003

Municipal Bonds Transferred to Tender Option Bond Trusts — 31.6%(g)

California — 2.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(h)	3,057	3,270,576
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	3,075	3,549,918

		6,820,494

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(h)	2,252	2,514,848

Georgia — 1.2%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,822	1,878,723
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.60%, 12/01/44	1,442	1,494,715

		3,373,438

Illinois — 1.2%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(b)	6	6,568
4.00%, 02/15/41	3,219	3,395,696

		3,402,264

Massachusetts — 3.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,043	2,176,242
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	4,574	5,012,603
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/11(b)	2,266	2,404,801

		9,593,646

New York — 9.6%
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)(h)	997	1,031,843
5.75%, 02/15/47(h)	613	634,759
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(h)	6,440	6,717,094
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,956	6,398,081

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	$2,884	$2,960,682
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.25%, 10/15/55	2,595	2,860,053
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	6,617	7,131,953

		27,734,465

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,550	2,908,301

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,631,026

Rhode Island — 0.6%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/22(b)	1,530	1,645,867

Texas — 6.2%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	2,520	2,741,584
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(b)	3,400	3,612,602
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,030	2,082,543
Texas Water Development Board, RB, State Water Implementation Fund, Series A, 4.00%, 10/15/49	6,900	7,706,403
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,831	1,973,206

		18,116,338

Virginia — 1.7%
Virginia Small Business Financing Authority, Refunding RB, Bon Secours Health System, Series A, 4.00%, 12/01/49	4,780	4,953,466

Washington — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B (AGM), 4.00%, 10/01/53	1,798	1,820,598

Wisconsin — 2.1%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	2,833	3,020,162

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, RB, Thedacare, Inc., 4.00%, 12/15/49(h)	$2,940	$3,034,139

		6,054,301

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.6% (Cost — $89,923,044)		91,569,052

Total Long-Term Investments — 162.7% (Cost — $466,000,479)		471,980,055

	Shares

Short-Term Securities — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(i)(j)	5,633,321	5,634,448

Total Short-Term Securities — 1.9% (Cost — $5,632,608)		5,634,448

Total Investments — 164.6% (Cost — $471,633,087)		477,614,503

Other Assets Less Liabilities — 3.0%		8,988,998

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.4)%		(56,380,506)

VMTP Shares, at Liquidation Value — (48.2)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$290,222,995

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to December 15, 2027, is $9,711,903. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	10,503,939	—	(4,870,618	)(b)	5,633,321	$5,634,448	$120,748	$(175)	$2,885

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) April 30, 2020	BlackRock MuniVest Fund II, Inc. (MVT)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,735,030)	$—	$(5,735,030)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$119,723	$—	$119,723

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — short	$17,728,508

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$471,980,055	$—	$471,980,055
Short-Term Securities	5,634,448	—	—	5,634,448

	$5,634,448	$471,980,055	$—	$477,614,503

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(56,197,698)	$—	$(56,197,698)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(196,197,698)	$—	$(196,197,698)

See notes to financial statements.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2020

	MUA	MEN	MHD	MUH

ASSETS
Investments at value — unaffiliated(a)	$523,789,499	$552,646,968	$343,673,520	$261,024,576
Investments at value — affiliated(b)	2,764,208	542,011	5,685,668	1,196,701
Receivables:
Investments sold	1,920,393	286,123	856,524	1,503,242
Dividends — affiliated	472	1,180	2,694	607
Interest — unaffiliated	8,618,342	6,736,615	4,867,927	3,519,681
Prepaid expenses	—	110,881	23,520	23,302

Total assets	537,092,914	560,323,778	355,109,853	267,268,109

ACCRUED LIABILITIES
Payables:
Investments purchased	1,512,504	759,305	1,001,310	356,342
Income dividend distributions — Common Shares	1,895,816	1,157,578	859,688	640,500
Interest expense and fees	377,834	385,173	198,194	199,776
Investment advisory fees	507,178	478,115	331,071	250,439
Directors’ and Officer’s fees	4,256	2,859	1,959	1,494
Other accrued expenses	133,229	157,371	123,352	108,719

Total accrued liabilities	4,430,817	2,940,401	2,515,574	1,557,270

OTHER LIABILITIES
TOB Trust Certificates	69,231,546	80,896,214	53,130,349	49,787,484
Loan for TOB Trust Certificates	—	5,235,000	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	142,337,120	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	83,700,000	55,000,000

Total other liabilities	69,231,546	228,468,334	136,830,349	104,787,484

Total liabilities	73,662,363	231,408,735	139,345,923	106,344,754

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$463,430,551	$328,915,043	$215,763,930	$160,923,355

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$480,128,271	$311,646,133	$211,974,838	$155,975,320
Accumulated earnings (loss)	(16,697,720)	17,268,910	3,789,092	4,948,035

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$463,430,551	$328,915,043	$215,763,930	$160,923,355

Net Asset Value per Common Share	$12.83	$11.08	$15.18	$14.20

(a) Investments at cost — unaffiliated	$541,068,501	$527,179,436	$334,702,896	$253,287,020
(b) Investments at cost — affiliated	$2,764,208	$542,004	$5,683,924	$1,196,701
(c) Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
(d) Preferred Shares authorized	—	8,905	5,837	4,030
(e) Par value per Common Shares	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	36,110,788	29,681,476	14,209,722	11,336,282
(g) Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities  (continued)

April 30, 2020

	MUS	MUI	MVT

ASSETS
Investments at value — unaffiliated(a)	$277,884,431	$935,226,262	$471,980,055
Investments at value — affiliated(b)	679,833	—	5,634,448
Cash	832,953	—	—
Receivables:
Investments sold	—	1,460,000	5,230,825
Dividends — affiliated	802	662	2,477
Interest — unaffiliated	4,068,719	12,843,649	6,859,822
Prepaid expenses	45,697	23,084	23,807

Total assets	283,512,435	949,553,657	489,731,434

ACCRUED LIABILITIES
Bank overdraft	—	74,479	—
Payables:
Investments purchased	832,953	7,061,511	1,380,753
Income dividend distributions — Common Shares	579,313	1,704,184	1,184,363
Interest expense and fees	140,563	285,084	182,808
Investment advisory fees	263,781	874,878	415,176
Directors’ and Officer’s fees	1,522	296,510	2,640
Other accrued expenses	113,500	209,642	145,001

Total accrued liabilities	1,931,632	10,506,288	3,310,741

OTHER LIABILITIES
TOB Trust Certificates	29,367,864	92,013,580	56,197,698
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	87,000,000	287,100,000	140,000,000

Total other liabilities	116,367,864	379,113,580	196,197,698

Total liabilities	118,299,496	389,619,868	199,508,439

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$165,212,939	$559,933,789	$290,222,995

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$168,134,850	$543,452,912	$289,962,077
Accumulated earnings (loss)	(2,921,911)	16,480,877	260,918

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$165,212,939	$559,933,789	$290,222,995

Net Asset Value per Common Share	$12.69	$14.62	$13.60

(a) Investments at cost — unaffiliated	$270,697,785	$915,324,584	$466,000,479
(b) Investments at cost — affiliated	$679,562	$—	$5,632,608
(c) Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
(d) Preferred Shares authorized	6,230	15,671	8,400
(e) Par value per Common Shares	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,018,276	38,296,266	21,339,875
(g) Common Shares authorized	199,993,770	199,984,329	199,991,600

See notes to financial statements.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2020

	MUA	MEN	MHD	MUH

INVESTMENT INCOME
Dividends — affiliated	$17,152	$33,117	$100,675	$12,637
Interest — unaffiliated	27,738,354	22,976,549	15,519,854	11,956,783

Total investment income	27,755,506	23,009,666	15,620,529	11,969,420

EXPENSES
Investment advisory	3,213,220	2,954,274	2,044,900	1,569,808
Accounting services	94,703	95,204	66,305	56,023
Professional	91,490	92,381	80,980	71,569
Transfer agent	55,644	39,656	28,611	22,064
Directors and Officer	36,276	25,730	17,635	13,517
Custodian	15,872	11,640	5,514	10,151
Registration	13,372	10,998	9,039	9,043
Printing	12,732	9,026	8,823	8,439
Rating agency	—	46,485	46,478	46,474
Miscellaneous	31,018	19,820	14,845	14,896

Total expenses excluding interest expense, fees and amortization of offering costs	3,564,327	3,305,214	2,323,130	1,821,984
Interest expense, fees and amortization of offering costs(a)	1,443,160	4,963,444	2,818,272	2,264,516

Total expenses	5,007,487	8,268,658	5,141,402	4,086,500
Less fees waived and/or reimbursed by the Manager	(1,384)	(1,895)	(7,606)	(925)

Total expenses after fees waived and/or reimbursed	5,006,103	8,266,763	5,133,796	4,085,575

Net investment income	22,749,403	14,742,903	10,486,733	7,883,845

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(3,830,042)	(6,569,984)	(4,121,763)	(3,220,636)
Investments — affiliated	(41)	2,661	(92)	1,531
Investments — unaffiliated	4,164,281	(225,651)	161,808	13,954

	334,198	(6,792,974)	(3,960,047)	(3,205,151)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	101,843	216,244	79,271	91,587
Investments — affiliated	—	7	2,429	—
Investments — unaffiliated	(46,898,444)	(14,257,802)	(15,466,245)	(9,655,964)

	(46,796,601)	(14,041,551)	(15,384,545)	(9,564,377)

Net realized and unrealized loss	(46,462,403)	(20,834,525)	(19,344,592)	(12,769,528)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(23,713,000)	$(6,091,622)	$(8,857,859)	$(4,885,683)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Operations  (continued)

Year Ended April 30, 2020

	MUS	MUI	MVT

INVESTMENT INCOME
Dividends — affiliated	$32,260	$21,361	$120,748
Interest — unaffiliated	11,438,060	35,541,564	21,296,316

Total investment income	11,470,320	35,562,925	21,417,064

EXPENSES
Investment advisory	1,619,350	5,395,496	2,551,162
Professional	70,781	111,317	85,650
Accounting services	57,222	134,409	86,852
Transfer agent	23,862	44,329	32,733
Directors and Officer	13,605	23,414	23,347
Custodian	9,716	22,703	7,072
Registration	9,053	14,221	9,018
Printing	8,218	10,837	9,395
Rating agency	46,478	46,507	46,487
Miscellaneous	13,827	36,814	17,442

Total expenses excluding interest expense, fees and amortization of offering costs	1,872,112	5,840,047	2,869,158
Interest expense, fees and amortization of offering costs(a)	2,461,824	8,091,026	4,013,117

Total expenses	4,333,936	13,931,073	6,882,275
Less fees waived and/or reimbursed by the Manager	(105,395)	(1,740)	(8,833)

Total expenses after fees waived and/or reimbursed	4,228,541	13,929,333	6,873,442

Net investment income	7,241,779	21,633,592	14,543,622

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(3,266,899)	(5,848,980)	(5,735,030)
Investments — affiliated	880	1,215	(175)
Investments — unaffiliated	132,901	1,388,831	584,237

	(3,133,118)	(4,458,934)	(5,150,968)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	60,918	247,081	119,723
Investments — affiliated	271	343	2,885
Investments — unaffiliated	(7,915,447)	(26,924,770)	(22,294,156)

	(7,854,258)	(26,677,346)	(22,171,548)

Net realized and unrealized loss	(10,987,376)	(31,136,280)	(27,322,516)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(3,745,597)	$(9,502,688)	$(12,778,894)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUA		MEN
	Year Ended April 30,		Year Ended April 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,749,403	$24,002,582	$14,742,903	$15,890,070
Net realized gain (loss)	334,198	3,236,828	(6,792,974)	(1,651,220)
Net change in unrealized appreciation (depreciation)	(46,796,601)	1,300,114	(14,041,551)	11,680,425

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(23,713,000)	28,539,524	(6,091,622)	25,919,275

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(23,653,518)	(23,709,465)	(14,187,745)	(17,010,899)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,152,444	344,118	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(46,214,074)	5,174,177	(20,279,367)	8,908,376
Beginning of year	509,644,625	504,470,448	349,194,410	340,286,034

End of year	$463,430,551	$509,644,625	$328,915,043	$349,194,410

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets  (continued)

	MHD		MUH
	Year Ended April 30,		Year Ended April 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,486,733	$11,524,910	$7,883,845	$8,585,611
Net realized gain (loss)	(3,960,047)	(431,757)	(3,205,151)	32,922
Net change in unrealized appreciation (depreciation)	(15,384,545)	3,512,439	(9,564,377)	2,777,864

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(8,857,859)	14,605,592	(4,885,683)	11,396,397

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(10,721,474)	(12,498,142)	(7,818,520)	(9,114,553)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	314,453	—	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(19,264,880)	2,107,450	(12,704,203)	2,281,844
Beginning of year	235,028,810	232,921,360	173,627,558	171,345,714

End of year	$215,763,930	$235,028,810	$160,923,355	$173,627,558

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MUS		MUI
	Year Ended April 30,		Year Ended April 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,241,779	$7,636,299	$21,633,592	$21,439,587
Net realized loss	(3,133,118)	(587,442)	(4,458,934)	(1,254,891)
Net change in unrealized appreciation (depreciation)	(7,854,258)	3,114,599	(26,677,346)	19,684,274

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,745,597)	10,163,456	(9,502,688)	39,868,970

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(6,951,759)	(8,071,331)	(20,450,206)	(21,750,977)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(10,697,356)	2,092,125	(29,952,894)	18,117,993
Beginning of year	175,910,295	173,818,170	589,886,683	571,768,690

End of year	$165,212,939	$175,910,295	$559,933,789	$589,886,683

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets  (continued)

	MVT
	Year Ended April 30,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,543,622	$15,853,019
Net realized gain (loss)	(5,150,968)	653,550
Net change in unrealized appreciation (depreciation)	(22,171,548)	3,413,824

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(12,778,894)	19,920,393

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(14,408,274)	(17,281,902)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	235,604	274,917

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(26,951,564)	2,913,408
Beginning of year	317,174,559	314,261,151

End of year	$290,222,995	$317,174,559

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended April 30, 2020

	MUA	MEN	MHD	MUH

CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(23,713,000)	$(6,091,622)	$(8,857,859)	$(4,885,683)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	126,832,257	133,444,671	75,446,569	68,991,125
Purchases of long-term investments	(119,836,426)	(123,444,865)	(74,269,634)	(61,734,614)
Net proceeds from sales (purchases) of short-term securities	(2,501,466)	41,165	1,197,856	(1,141,220)
Amortization of premium and accretion of discount on investments and other fees	(38,472)	35,289	403,431	41,609
Net realized (gain) loss on investments	(4,164,240)	222,990	(161,716)	(15,485)
Net unrealized depreciation on investments	46,898,444	14,257,795	15,463,816	9,655,964

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	893	263	6,952	714
Interest — unaffiliated	1,016,792	329,500	427,343	253,510
Prepaid expenses	12,744	(39,803)	(2,128)	(2,374)

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	(64,204)	(68,332)	(54,992)	(53,877)
Investment advisory fees	245,046	240,419	164,026	123,887
Directors’ and Officer’s fees	60	(2)	(57)	(13)
Other accrued expenses	(65,592)	(38,175)	(29,319)	(25,891)
Variation margin on futures contracts	(70,469)	(123,392)	(58,727)	(53,688)

Net cash provided by operating activities	24,552,367	18,765,901	9,675,561	11,153,964

CASH (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(22,569,020)	(14,336,152)	(10,505,240)	(7,875,201)
Repayments of TOB Trust Certificates	(11,366,098)	(29,100,815)	(20,314,004)	(16,524,859)
Repayments of Loan for TOB Trust Certificates	(3,722,746)	(3,998,117)	(4,283,272)	(2,077,612)
Proceeds from TOB Trust Certificates	8,938,363	18,648,401	20,770,388	12,903,842
Proceeds from Loan for TOB Trust Certificates	3,722,746	9,233,117	4,283,272	2,077,612
Amortization of deferred offering costs	—	9,999	—	—

Net cash (used for) financing activities	(24,996,755)	(19,543,567)	(10,048,856)	(11,496,218)

CASH
Net decrease in restricted and unrestricted cash	(444,388)	(777,666)	(373,295)	(342,254)
Restricted and unrestricted cash at beginning of year	444,388	777,666	373,295	342,254

Restricted and unrestricted cash at end of year	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,507,364	$5,021,777	$2,873,264	$2,318,393

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$1,152,444	$—	$314,453	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$84,438	$147,766	$71,745	$66,054
Cash pledged:
Futures contracts	359,950	629,900	301,550	276,200

	$444,388	$777,666	$373,295	$342,254

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Cash Flows  (continued)

Year Ended April 30, 2020

	MUS	MUI	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(3,745,597)	$(9,502,688)	$(12,778,894)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	64,604,833	197,482,508	84,938,288
Purchases of long-term investments	(70,203,554)	(203,425,062)	(95,043,864)
Net proceeds from sales (purchases) of short-term securities	1,776,547	3,437,590	4,873,251
Amortization of premium and accretion of discount on investments and other fees	1,712,755	6,829,453	1,223,614
Net realized (gain) loss on investments	(133,781)	(1,390,046)	(584,062)
Net unrealized depreciation on investments	7,915,176	26,924,427	22,291,271

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	2,665	9,168	11,671
Interest — unaffiliated	23,969	580,273	522,086
Prepaid expenses	(24,734)	4,420	(1,832)

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	44,408	(88,071)	(44,403)
Investment advisory fees	142,287	437,732	208,895
Directors’ and Officer’s fees	(16)	(29,472)	(17)
Other accrued expenses	(22,645)	(80,706)	(34,478)
Variation margin on futures contracts	(45,844)	(117,232)	(86,126)

Net cash provided by operating activities	2,046,469	21,072,294	5,495,400

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,951,759)	(20,450,206)	(14,257,104)
Repayments of TOB Trust Certificates	(3,947,052)	(13,258,238)	(17,742,490)
Repayments of Loan for TOB Trust Certificates	(608,504)	(4,666,069)	(4,566,801)
Proceeds from TOB Trust Certificates	9,397,296	11,851,067	25,958,175
Proceeds from Loan for TOB Trust Certificates	608,504	4,666,069	4,566,801
Increase in bank overdraft	—	74,479	—

Net cash (used for) financing activities	(1,501,515)	(21,782,898)	(6,041,419)

CASH
Net increase (decrease) in restricted and unrestricted cash	544,954	(710,604)	(546,019)
Restricted and unrestricted cash at beginning of year	287,999	710,604	546,019

Restricted and unrestricted cash at end of year	$832,953	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,417,416	$8,179,097	$4,057,520

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$235,604

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$832,953	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$54,849	$125,704	$104,969
Cash pledged:
Futures contracts	233,150	584,900	441,050

	$287,999	$710,604	$546,019

See notes to financial statements.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MUA

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.14	$14.01	$14.07	$14.45	$14.12

Net investment income(a)	0.63	0.67	0.68	0.70	0.72
Net realized and unrealized gain (loss)	(1.29)	0.12	(0.06)	(0.38)	0.35

Net increase (decrease) from investment operations	(0.66)	0.79	0.62	0.32	1.07

Distributions to Common Shareholders(b)
From net investment income	(0.63)	(0.66)	(0.68)	(0.70)	(0.74)
From net realized gain	(0.02)	—	—	—	—

Total distributions to Common Shareholders	(0.65)	(0.66)	(0.68)	(0.70)	(0.74)

Net asset value, end of year	$12.83	$14.14	$14.01	$14.07	$14.45

Market price, end of year	$12.48	$14.98	$13.21	$14.82	$14.74

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.03)%	5.97%	4.47%	2.23%	7.90%

Based on market price	(12.80)%	19.07%	(6.48)%	5.56%	9.30%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.98%	1.01%	0.93%	0.87%	0.81%

Total expenses after fees waived and paid indirectly	0.98%	1.01%	0.93%	0.87%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.69%	0.70%	0.69%	0.69%	0.70%

Net investment income to Common Shareholders	4.43%	4.77%	4.83%	4.93%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$463,431	$509,645	$504,470	$505,306	$517,697

Borrowings outstanding, end of year (000)	$69,232	$71,659	$71,925	$67,507	$66,087

Portfolio turnover rate	21%	19%	15%	11%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MEN

	Year Ended April 30,
	2020	2019		2018	2017	2016

Net asset value, beginning of year	$11.76	$11.46		$11.77	$12.52	$12.27

Net investment income(a)	0.50	0.54		0.59	0.65	0.70
Net realized and unrealized gain (loss)	(0.70)	0.33		(0.26)	(0.72)	0.28

Net increase (decrease) from investment operations	(0.20)	0.87		0.33	(0.07)	0.98

Distributions to Common Shareholders(b)
From net investment income	(0.48)	(0.57)		(0.64)	(0.68)	(0.73)
From net realized gain	—	(0.00	)(c)	—	—	—

Total distributions to Common Shareholders	(0.48)	(0.57)		(0.64)	(0.68)	(0.73)

Net asset value, end of year	$11.08	$11.76		$11.46	$11.77	$12.52

Market price, end of year	$10.17	$10.71		$10.48	$11.69	$12.55

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(1.65)%	8.43%		2.93%	(0.51)%	8.50%

Based on market price	(0.88)%	7.98%		(5.23)%	(1.42)%	14.35%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31%	2.52%		2.06%	1.73%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.31%	2.52%		2.06%	1.73%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.92%	0.94%		0.92%	0.89%	0.90%

Net investment income to Common Shareholders	4.13%	4.68%		4.97%	5.29%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$328,915	$349,194		$340,286	$349,037	$370,342

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$142,500	$142,500		$142,500	$142,500	$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$330,818	$345,049		$338,797	$344,938	$359,889

Borrowings outstanding, end of year (000)	$86,131	$91,349		$87,395	$70,823	$67,160

Portfolio turnover rate	21%	22%		21%	12%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHD

	Year Ended April 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$16.56		$16.41	$16.85	$17.95	$17.59

Net investment income(a)	0.74		0.81	0.88	0.95	1.00
Net realized and unrealized gain (loss)	(1.36)		0.22	(0.39)	(1.07)	0.42

Net increase (decrease) from investment operations	(0.62)		1.03	0.49	(0.12)	1.42

Distributions to Common Shareholders(b)
From net investment income	(0.76)		(0.83)	(0.92)	(0.98)	(1.06)
From net realized gain	—		(0.05)	(0.01)	—	—

Total distributions to Common Shareholders	(0.76)		(0.88)	(0.93)	(0.98)	(1.06)

Net asset value, end of year	$15.18		$16.56	$16.41	$16.85	$17.95

Market price, end of year	$13.91		$15.92	$14.98	$16.65	$18.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.02)%		6.84%	3.07%	(0.67)%	8.65%

Based on market price	(8.52)%		12.51%	(4.79)%	(2.87)%	11.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16	%(d)	2.47%	2.16%	1.87%	1.53%

Total expenses after fees waived and paid indirectly	2.15	%(d)	2.47%	2.16%	1.87%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.97	%(d)	1.00%	1.01%	0.99%	0.99%

Net investment income to Common Shareholders	4.40	%(d)	4.98%	5.19%	5.42%	5.75%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$215,764		$235,029	$232,921	$238,684	$253,864

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700		$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$357,782		$380,799	$378,281	$385,166	$403,302

Borrowings outstanding, end of year (000)	$53,130		$52,674	$63,166	$62,233	$60,289

Portfolio turnover rate	21%		17%	12%	9%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUH

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.32	$15.11	$15.52	$16.51	$16.21

Net investment income(a)	0.70	0.76	0.80	0.86	0.91
Net realized and unrealized gain (loss)	(1.13)	0.25	(0.35)	(0.95)	0.33

Net increase (decrease) from investment operations	(0.43)	1.01	0.45	(0.09)	1.24

Distributions to Common Shareholders(b)
From net investment income	(0.69)	(0.75)	(0.85)	(0.90)	(0.94)
From net realized gain	—	(0.05)	(0.01)	—	—

Total distributions to Common Shareholders	(0.69)	(0.80)	(0.86)	(0.90)	(0.94)

Net asset value, end of year	$14.20	$15.32	$15.11	$15.52	$16.51

Market price, end of year	$13.31	$15.05	$13.75	$15.59	$16.23

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(2.93)%	7.46%	3.09%	(0.52)%	8.25%

Based on market price	(7.38)%	16.00%	(6.61)%	1.65%	12.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31%	2.58%	2.12%	1.83%	1.50%

Total expenses after fees waived and paid indirectly	2.31%	2.58%	2.12%	1.83%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.03%	1.05%	1.02%	1.00%	1.00%

Net investment income to Common Shareholders	4.45%	5.05%	5.16%	5.37%	5.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$160,923	$173,628	$171,346	$175,637	$186,553

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$392,588	$415,686	$411,538	$419,340	$439,188

Borrowings outstanding, end of year (000)	$49,787	$53,409	$54,100	$47,507	$46,103

Portfolio turnover rate	22%	30%	16%	10%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUS

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.51	$13.35	$13.95	$14.84	$14.57

Net investment income(a)	0.56	0.59	0.70	0.75	0.80
Net realized and unrealized gain (loss)	(0.85)	0.19	(0.54)	(0.84)	0.28

Net increase (decrease) from investment operations	(0.29)	0.78	0.16	(0.09)	1.08

Distributions to Common Shareholders from net investment income(b)	(0.53)	(0.62)	(0.76)	(0.80)	(0.81)

Net asset value, end of year	$12.69	$13.51	$13.35	$13.95	$14.84

Market price, end of year	$11.44	$12.01	$12.40	$13.38	$14.31

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.97)%	6.59%	1.33%	(0.47)%	8.24%

Based on market price	(0.59)%	2.02%	(1.88)%	(1.00)%	14.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.42%	2.60%	2.30%	1.95%	1.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.36%	2.54%	2.24%	1.91%	1.58%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.99%	0.98%	0.99%	0.98%	0.99%

Net investment income to Common Shareholders	4.04%	4.43%	5.08%	5.22%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$165,213	$175,910	$173,818	$181,614	$193,110

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$289,900	$302,196	$299,791	$308,751	$321,966

Borrowings outstanding, end of year (000)	$29,368	$23,918	$26,238	$29,150	$24,429

Portfolio turnover rate	22%	27%	21%	18%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUI

	Year Ended April 30,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$15.40	$14.93	$15.17		$16.16	$15.86

Net investment income(a)	0.56	0.56	0.59		0.65	0.73
Net realized and unrealized gain (loss)	(0.81)	0.47	(0.23)		(0.83)	0.53

Net increase (decrease) from investment operations	(0.25)	1.03	0.36		(0.18)	1.26

Distributions to Common Shareholders(b)
From net investment income	(0.53)	(0.53)	(0.60)		(0.67)	(0.78)
From net realized gain	—	(0.03)	(0.00	)(c)	(0.14)	(0.18)

Total distributions to Common Shareholders	(0.53)	(0.56)	(0.60)		(0.81)	(0.96)

Net asset value, end of year	$14.62	$15.40	$14.93		$15.17	$16.16

Market price, end of year	$13.13	$13.85	$13.01		$13.96	$15.19

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(1.41)%	7.68%	2.76%		(0.69)%	9.04%

Based on market price	(1.56)%	11.13%	(2.69)%		(2.77)%	12.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31%	2.63%	2.17%		1.90%	1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.31%	2.63%	2.17%		1.89%	1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.97%	1.01%	0.97%		0.96%	0.94%

Net investment income to Common Shareholders	3.59%	3.73%	3.87%		4.12%	4.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$559,934	$589,887	$571,769		$580,945	$618,971

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	$287,100	$287,100		$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$295,031	$305,464	$299,153		$302,349	$315,594

Borrowings outstanding, end of year (000)	$92,014	$93,421	$79,136		$58,337	$63,102

Portfolio turnover rate	20%	24%	34%		12%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVT

	Year Ended April 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.87		$14.75	$15.19	$16.17	$16.01

Net investment income(a)	0.68		0.74	0.83	0.91	0.98
Net realized and unrealized gain (loss)	(1.27)		0.20	(0.41)	(0.95)	0.18

Net increase (decrease) from investment operations	(0.59)		0.94	0.42	(0.04)	1.16

Distributions to Common Shareholders(b)
From net investment income	(0.68)		(0.76)	(0.86)	(0.94)	(1.00)
From net realized gain	—		(0.06)	—	—	—

Total distributions to Common Shareholders	(0.68)		(0.82)	(0.86)	(0.94)	(1.00)

Net asset value, end of year	$13.60		$14.87	$14.75	$15.19	$16.17

Market price, end of year	$12.55		$14.29	$14.05	$15.45	$17.38

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.21)%		6.83%	2.79%	(0.34)%	7.61%

Based on market price	(8.02)%		7.78%	(3.74)%	(5.68)%	13.88%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.14	%(d)	2.45%	2.11%	1.88%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.13	%(d)	2.45%	2.11%	1.87%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.89	%(d)	0.91%	0.91%	0.92%	0.92%

Net investment income to Common Shareholders	4.51	%(d)	5.09%	5.44%	5.78%	6.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$290,223		$317,175	$314,261	$321,939	$340,753

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000		$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$307,302		$326,553	$324,472	$329,956	$343,395

Borrowings outstanding, end of year (000)	$56,198		$47,982	$61,343	$60,575	$69,195

Portfolio turnover rate	18%		25%	11%	9%	6%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended April 30, 2020. The adjusted cost basis of securities at April 30, 2019 are as follows:

MUA	$545,683,936
MEN	538,145,340
MHD	342,848,540
MUH	261,762,036
MUS	269,356,424
MUI	911,482,516
MVT	470,370,386

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or Loan for TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expense	Total
MUA	$1,040,362	$295,052	$107,746	$1,443,160
MEN	1,339,893	384,782	124,568	1,849,243
MHD	719,649	206,471	70,245	996,365
MUH	772,501	218,546	75,599	1,066,646
MUS	413,035	111,480	43,571	568,086
MUI	1,320,312	414,824	106,552	1,841,688
MVT	695,743	197,780	69,726	963,249

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended April 30, 2020, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$114,135,383	$69,231,546	0.19% — 0.42%	$70,988,587	2.03%
MEN	147,544,651	80,896,214	0.25% — 0.72%	90,339,817	2.03
MHD	86,659,558	53,130,349	0.19% — 0.73%	49,655,623	2.00
MUH	84,121,485	49,787,484	0.20% — 0.40%	53,240,849	2.00
MUS	53,690,846	29,367,864	0.24% — 0.40%	28,280,178	2.01
MUI	154,862,897	92,013,580	0.24% — 0.37%	91,277,128	2.02
MVT	91,569,052	56,197,698	0.19% — 0.73%	48,209,253	2.00

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at April 30, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at April 30, 2020.

For the year ended April 30, 2020, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUA	$—	—%	$23,869	0.71%
MEN	5,235,000	0.12 — 0.18	630,512	0.71
MHD	—	—	47,809	0.68
MUH	—	—	22,961	0.69
MUS	—	—	3,325	0.71
MUI	—	—	30,962	0.71
MVT	—	—	58,642	0.67

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment advisory fees	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2020, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$1,384	$1,895	$7,606	$925	$2,203	$1,740	$8,833

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2020 the waiver was $103,192.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$119,414,330	$123,606,338	$75,270,944	$62,090,956	$69,300,195	$210,486,573	$96,424,617
Sales	127,969,735	133,730,794	76,293,093	70,484,367	63,923,751	197,767,508	89,649,113

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	MEN	MUS	MUI	MVT
Paid-in capital	$(10,717)	$(8)	$(8)	$(8)
Accumulated earnings (loss)	10717	8	8	8

The tax character of distributions paid was as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income(a)
4/30/2020	$22,874,474	$17,283,813	$12,535,210	$8,995,568	$8,841,795	$26,692,456	$17,424,641
4/30/2019	23,551,751	20,223,865	13,771,349	9,829,684	10,264,197	27,386,865	19,429,884
Ordinary income(b)
4/30/2020	11,097	8,134	8,171	20,822	3,703	7,088	33,500
4/30/2019	157,714	5,562	283,540	261,013	1,553	21,651	157,896
Long-term capital gains(c)
4/30/2020	767,947	—	—	—	—	—	—
4/30/2019	—	172,797	588,905	436,963	—	1,680,224	1,283,578

Total
4/30/2020	$23,653,518	$17,291,947	$12,543,381	$9,016,390	$8,845,498	$26,699,544	$17,458,141

4/30/2019	$23,709,465	$20,402,224	$14,643,794	$10,527,660	$10,265,750	$29,088,740	$20,871,358

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended April 30, 2020 as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	$102,897	$972,698	$—	$972,740	$747,341	$2,949,945	$155,828
Undistributed ordinary income	312,577	544	7,785	6,054	1,019	647	1,005
Non-expiring Capital loss carryforwards(a)	—	(8,766,890)	(4,959,340)	(3,829,813)	(10,673,950)	(6,055,723)	(5,679,292)
Net unrealized gains (losses)(b)	(16,855,202)	25,062,558	8,740,647	7,799,054	7,003,679	19,586,008	5,783,377
Qualified late-year losses(c)	(257,992)	—	—	—	—	—	—

	$(16,697,720)	$17,268,910	$3,789,092	$4,948,035	$(2,921,911)	$16,480,877	$260,918

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$474,177,363	$441,918,182	$287,220,499	$204,634,739	$242,192,721	$823,333,884	$415,582,069

Gross unrealized appreciation	$14,770,739	$32,950,751	$16,779,307	$12,284,045	$10,991,325	$30,616,183	$17,122,754
Gross unrealized depreciation	(31,625,941)	(7,811,168)	(7,770,967)	(4,484,991)	(3,987,646)	(10,737,385)	(11,288,018)

Net unrealized appreciation (depreciation)	$(16,855,202)	$25,139,583	$9,008,340	$7,799,054	$7,003,679	$19,878,798	$5,834,736

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and its investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MEN, MHD, MUS and MUI invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each of MEN’s, MHD’s, MUH’s, MUS’s, MUI’s and MVT’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MUA	MHD	MVT
2020	78,450	18,512	15,552
2019	24,627	—	18,940

For the year ended April 30, 2020 and for the year ended April 30, 2019, shares issued and outstanding remained constant for MEN, MUH, MUS and MUI.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2020, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN (for purposes of this section, a “VRDP Fund”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	05/19/11	1,425	$142,500,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire on July 2, 2020 unless renewed or terminated in advance.

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating
MEN	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. MEN’s special rate period has commenced on June 21, 2012 and has a current expiration date of June 17, 2020.

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If MEN redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2020, the annualized dividend rate for the VRDP Shares was 2.18%.

For the year ended April 30, 2020, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (for purposes of this section, a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s	Fitch
MHD	12/16/11	837	$83,700,000	07/02/21	Aa1	AAA
MUH	12/16/11	550	55,000,000	07/02/21	Aa1	AAA
MUS	12/16/11	870	87,000,000	07/02/21	Aa1	AAA
MUI	12/07/12	2,871	287,100,000	07/02/21	Aa2	AAA
MVT	12/16/11	1,400	140,000,000	07/02/21	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2020, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	2.18%	2.18%	2.18%	2.18%	2.18%

For the year ended April 30, 2020, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: MEN, MHD, MUH, MUS, MUI and MVT incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by MEN to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

On December 7, 2012, MUI issued VMTP Shares, the proceeds of which were used to redeem all of MUI’s then-outstanding VRDP Shares on December 21, 2012. MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of MUI’s VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares were recorded as a deferred charge and will be amortized over the life of the VMTP Shares.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MEN	$3,104,202	$9,999
MHD	1,821,907	—
MUH	1,197,870	—
MUS	1,893,738	—
MUI	6,249,338	—
MVT	3,049,868	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUA	$0.052500	$0.052500	—	—	$—
MEN	0.039000	0.043000	VRDP	W-7	112,014
MHD	0.060500	0.060500	VMTP	W-7	76,349
MUH	0.056500	0.058500	VMTP	W-7	50,169
MUS	0.044500	0.050500	VMTP	W-7	79,359
MUI	0.044500	0.052500	VMTP	W-7	261,884
MVT	0.055500	0.055500	VMTP	W-7	127,704

(a)	Net investment income dividend paid on June 1, 2020 to Common Shareholders of record on May 15, 2020.
(b)	Net investment income dividend declared on June 1, 2020, payable to Common Shareholders of record on June 15, 2020.
(c)	Dividends declared for period May 1, 2020 to May 31, 2020.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

On June 16, 2020, the Board of Directors of MEN and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MEN with and into MQY. The reorganization is expected to occur in or before the first quarter of 2021 and is subject to the approvals by each Fund’s shareholders and the satisfaction of customary closing conditions.

On June 16, 2020, the Board of Directors or Trustees, as applicable, of BlackRock Municipal Income Investment Quality Trust (BAF), BlackRock Municipal Bond Trust (BBK), BlackRock MuniHoldings Fund II, Inc. (MUH), BlackRock MuniHoldings Quality Fund, Inc. (MUS) and the Board of Directors of MHD each approved the reorganizations of BAF, BBK, MUH and MUS with and into MHD. The reorganizations are expected to occur in or before the first quarter of 2021 and are subject to the approvals by each Fund’s shareholders and the satisfaction of customary closing conditions.

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	99

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	88 RICs consisting of 112 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Wells Fargo Securities, LLC(a)

Charlotte, NC 28202

VRDP Liquidity Provider

Wells Fargo Bank, N.A.(a)

New York, NY 10152

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MEN.

DIRECTOR AND OFFICER INFORMATION	103

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MUA	$0.634300	$—	$0.021287	$—	$0.655587	97%	—%	3%	—%	100%
MHD	0.743883	—	—	0.011117	0.755000	99	—	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective February 19, 2020, MUI’s non-fundamental policy to invest at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment is eliminated.

Effective July 31, 2019, each of MEN and MUS may invest up to 20% of their managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to each Fund’s other investment policies. The adoption of the new policy will have no effect on MEN’s existing investment policy to invest primarily in investment grade municipal bonds and MUS’s existing investment policy to invest at least 80% of its assets in investment grade municipal bonds.

On July 29, 2019, the Board approved the elimination of MUH’s, MUS’s and MUA’s non-fundamental policy limiting investments in illiquid investments to 15% of net assets. As a result, MUH, MUS and MUA may invest without limit in illiquid investments.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, MUA may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On June 1, 2020, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

ADDITIONAL INFORMATION	105

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

Portfolio Abbreviations (continued)

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

106	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$36,720	$36,720	$0	$0	$14,000	$14,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$14,000	$14,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Jaeckel and O’Connor have both been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of

MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	33	0	0	0	0	0
	$27.83 Billion	$0	$0	$0	$0	$0
Walter O’Connor	29	0	0	0	0	0
	$25.06 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock,

Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001-$500,000
Walter O’Connor	None

(b) Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 2, 2020